EXHIBIT 10(u)
                      EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)

             FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF ROCKFORD

                          EMPLOYEE STOCK OWNERSHIP PLAN


                             AS ADOPTED AND AMENDED

                             BY FIRST FINANCIAL BANK

                       CONSENT IN LIEU OF SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                              FIRST FINANCIAL BANK

         The undersigned, being all of the directors of First Financial Bank ("Bank"), hereby take the following action by unanimous consent pursuant to the Bank's bylaws, which action shall have the full force and effect of a Resolution duly enacted at a special meeting of the board of directors of the Bank called for such purpose:

         WHEREAS, the Bank acquired First Federal Savings Bank of Rockford, FSB ("First Federal") on February 28, 1995; and

         WHEREAS, the Bank wishes to adopt First Federal's Employee Stock Ownership Plan ("ESOP") as its own and make certain amendments to the ESOP as permitted by applicable ERISA laws and the terms of such Plan.

         NOW, THEREFORE, IT IS RESOLVED, that the Bank is hereby substituted for First Federal as the ESOP Plan sponsor and hereby adopts the ESOP as a party to the Trust Agreement, all pursuant to Section 13.2 of the ESOP.

         FURTHER RESOLVED, that the ESOP is hereby amended as follows:

         o Section 1.1 is amended to provide that the name of the Plan is the "First Financial Bank Employee Stock Ownership Plan."

         o Section 1.4 is amended to provide the Plan shall be operated on the basis of a January 1--December 31 fiscal year.

         o The reference to "July 1" in the definition of "Break in Service" in Section 2 shall be changed to "January 1."

         o The definition of "Company" in Section 2 shall be amended to mean First Financial Bank and any successor to the business of First Financial Bank which adopts this Plan.

         o The definition of "Matching Employer Contributions" in Section 2 is deleted.

         o        The definition of "Matching Employer Contribution Account" in
                  Section 2 is deleted.

         o The definition of "Plan Year" in Section 2 is amended to mean the Plan Year commencing July 1, 1995 and ending December 31, 1995 and each period of 12 consecutive months beginning January 1 of each succeeding year.

         o The definition of "Salary Reduction Contributions" of Section 2 is deleted.

         o Section 4.1 is amended by changing the final period to a comma, and adding the following language thereafter: "except for the contribution made on February 28, 1995, which shall be credited to eligible First Federal employees as of such date in proportion to their cash compensation earned during the period from July 1, 1994 through February 28, 1995."

         o Section 4.2(i) and 4.2(ii) are deleted and replaced with the following: "the number of shares of stock with a fair market value equal to the amount that bears the same ratio as the Active Participant's Cash Compensation bears to the aggregate Cash Compensation for all Active Participants for the 12 month period ending on the last day of the Plan Year shall be credited to such Participant's Account."

         o        The  definition of "Active  Participant"  contained in Section
                  4.3 is amended as follows: The period at the end of such definition shall be changed to a comma, and the following shall be inserted thereafter: "or (iii) for purposes of the Plan Year from July 1, 1995 to December 31, 1995, he is credited with at least 1000 hours of service during calendar year 1995."

         o        Section 4.5 is deleted.

         o Sections 5.2(i) and (ii) are deleted and replaced with the following: (i) the benefits of the Participant provided under this Plan shall be reduced and then, to the extent necessary,
                  (ii) the annual additions to the other defined contribution plan shall be reduced before reducing the annual additions to the defined benefit plan.

         o The Table contained in Section 9.1 is amended to provide as follows:

                                                               Percentage of
                           Vesting Years                      Interest Vested
                           -------------                      ---------------

                                    3                               20%
                                    4                               40%
                             5 or more                             100%


         o        Section 12.2 shall be amended to add the  following  language:
                  "The members of the ESOP Committee shall be those individuals serving from time to time as members of the Profit Sharing Plan Committee."


         Dated as of February 28, 1995.

                                   SIGNATURES




By:      /s/ Robert S. Gaiswinkler           By:      /s/ Gordon M. Haferbecker
         -------------------------                    -------------------------
         Robert S. Gaiswinkler                        Gordon M. Haferbecker



By:      /s/ James O. Heinecke               By:      /s/ Robert T. Kehr
         -------------------------                    -------------------------
         James O. Heinecke                            Robert T. Kehr



By:      /s/ Paul C. Kehrer                  By:      /s/ Robert P. Konopacky
         -------------------------                    -------------------------
         Paul C. Kehrer                               Robert P. Konopacky



By:      /s/ Dr. George R. Leach             By:      /s/ Ignatius H. Robers
         -------------------------                    -------------------------
         Dr. George R. Leach                          Ignatius H. Robers



By:      /s/ John C. Seramur                 By:      /s/ John H. Sproule
         -------------------------                    -------------------------
         John C. Seramur                              John H. Sproule



By:      /s/ Ralph R. Staven                 By:      /s/ Norman L. Wanta
         -------------------------                    -------------------------
         Ralph R. Staven                              Norman L. Wanta



By:      /s/ Arlyn G. West
         -------------------------
         Arlyn G. West




                      Consent in Lieu of Special Meeting of
                            the Board of Directors of
                              First Financial Bank
                          dated as of February 28, 1995



                                                  C O N T E N T S


                                                                                                           Page No.
Section 1.   Plan Identity........................................................................................1
             -------------
    1.1  Name.....................................................................................................1
    1.2  Purpose..................................................................................................1
    1.3  Effective Date...........................................................................................1
    1.4  Fiscal Period............................................................................................1
    1.5  Single Plan for All Employers............................................................................1
    1.6  Interpretation of Provisions.............................................................................1

Section 2.   Definitions..........................................................................................2
             -----------
Section 3.   Eligibility for Participation.......................................................................12
             -----------------------------
    3.1  Initial Eligibility.....................................................................................12
    3.2  Definition of Eligibility Year..........................................................................12
    3.3  Terminated Employees....................................................................................12
    3.4  Certain Employees Ineligible............................................................................13
    3.5  Participation and Reparticipation.......................................................................13

Section 4.   Employer Contributions and Credits..................................................................13
             ----------------------------------
    4.1  Discretionary Contributions.............................................................................13
    4.2  Contributions for Stock Obligations.....................................................................13
    4.3  Definitions Related to Contributions....................................................................15
    4.4  Conditions as to Contributions..........................................................................16
    4.5  Matching Employer Contributions.........................................................................16

Section 5.   Limitations on Contributions and Allocations........................................................17
             --------------------------------------------
    5.1  Limitation on Annual Additions..........................................................................17
    5.2  Coordinated Limitation With Other Plans.................................................................18
    5.3  Effect of Limitations...................................................................................19
    5.4  Limitations as to Certain Participants..................................................................20
    5.5  Nondiscrimination Test for Matching Employer Contributions..............................................21
    5.6  Distribution of Excess Contributions....................................................................22
    5.7  Correction of Error.....................................................................................24
    5.8  Trust as Single Fund....................................................................................24

Section 6.   Trust Fund and Its Investment.......................................................................24
             -----------------------------
    6.1  Creation of Trust Fund..................................................................................25
    6.2  Stock Fund and Investment Fund..........................................................................25
    6.3  Acquisition of Stock....................................................................................25
    6.4  Participants' Option to Diversify.......................................................................26


                                       -i-



Section 7.   Voting Rights and Dividend on Stock.................................................................27
             -----------------------------------
    7.1  Voting of Stock.........................................................................................27
    7.2  Dividends on Stock......................................................................................28

Section 8.   Adjustments to Accounts.............................................................................29
             -----------------------
    8.1  Adjustments for Transactions............................................................................29
    8.2  Valuation of Investment Fund............................................................................29
    8.3  Adjustments for Investment Experience...................................................................30

Section 9.   Vesting of Participants' Interests..................................................................30
             ----------------------------------
    9.1  Deferred Vesting in Accounts............................................................................30
    9.2  Computation of Vesting Years............................................................................30
    9.3  Full Vesting Upon Certain Events........................................................................31
    9.4  Full Vesting Upon Plan Termination......................................................................31
    9.5  Forfeitures, Repayment, and Restoral....................................................................31
    9.6  Accounting for Forfeitures..............................................................................32
    9.7  Vesting and Nonforfeitability...........................................................................32

Section 10.  Payment of Benefits.................................................................................32
             -------------------
    10.1 Benefits for Participants...............................................................................32
    10.2 Benefits on a Participant's Death.......................................................................33
    10.3 Payments Upon Divorce...................................................................................34
    10.4 Direct Transfers........................................................................................35
    10.5 Marital Status..........................................................................................36
    10.6 Delay in Benefit Determination..........................................................................36
    10.7 Accounting for Benefit Payments.........................................................................37
    10.8 Options to Receive and Sell Stock.......................................................................37
    10.9 Restrictions on Disposition of Stock....................................................................38

Section 11.  Rules Governing Benefit Claims and Review of Appeals................................................39
             ----------------------------------------------------

    11.1 Claim for Benefits......................................................................................39
    11.2 Notification by Committee...............................................................................39
    11.3 Claims Review Procedure.................................................................................40

Section 12.     The Committee and Its Functions..................................................................41

    12.1 Authority of Committee..................................................................................41
    12.2 Identity of Committee...................................................................................41
    12.3 Duties of Committee.....................................................................................42
    12.4 Valuation of Stock......................................................................................43
    12.5 Compliance with ERISA...................................................................................43
    12.6 Action by Committee.....................................................................................43
    12.7 Execution of Documents..................................................................................43
    12.8 Adoption of Rules.......................................................................................43

                                      -ii-




    12.9  Responsibilities to Participants.......................................................................44
    12.10 Alternative Payees in Event of Incapacity..............................................................44
    12.11 Indemnification by Employers...........................................................................45
    12.12 Nonparticipation by Interested Member..................................................................45

Section 13.  Adoption, Amendment or Termination of the Plan......................................................45
             ----------------------------------------------
    13.1  Adoption of Plan by Other Employers....................................................................45
    13.2  Adoption of Plan by Successor..........................................................................45
    13.3  Plan Adoption Subject to Qualification.................................................................45
    13.4  Right to Amend or Terminate............................................................................47

Section 14.  Miscellaneous Provisions............................................................................48
             ------------------------
    14.1  Plan Creates No Employment Rights......................................................................48
    14.2  Nonassignability of Benefits...........................................................................48
    14.3  Limit of Employer Liability............................................................................48
    14.4  Treatment of Expenses..................................................................................49
    14.5  Number and Gender......................................................................................49
    14.6  Nondiversion of Assets.................................................................................49
    14.7  Separability of Provisions.............................................................................49
    14.8  Service of Process.....................................................................................49
    14.9  Governing State Law....................................................................................49

Section 15.  Top-Heavy Provisions................................................................................49
             --------------------
    15.1  Determination of Top-Heavy Status......................................................................49
    15.2  Minimum Contributions..................................................................................52
    15.3  Minimum Vesting........................................................................................53
    15.4  Maximum Compensation...................................................................................53

             FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF ROCKFORD

                          EMPLOYEE STOCK OWNERSHIP PLAN


Section 1.      Plan Identity

    1.1 Name. The name of this Plan is "First Federal Savings and Loan Association of Rockford Employee Stock Ownership Plan."

    1.2 Purpose. The purpose of this Plan is to describe the terms and conditions under which contributions made pursuant to the Plan will be credited and paid to the Participants and their Beneficiaries.

    1.3  Effective Date.  The Effective Date of this Plan is October 2, 1992.

    1.4 Fiscal Period. This Plan shall be operated on the basis of a July 1 - June 30 fiscal year for the purpose of keeping the Plan's books and records and distributing or filing any reports or returns required by law.

    1.5 Single Plan for All Employers. This Plan shall be treated as a single plan with respect to all participating Employers for the purpose of crediting contributions and forfeitures and distributing benefits, determining whether there has been any termination of Service, and applying the limitations set forth in Section 5.

    1.6 Interpretation of Provisions. The Employers intend this Plan and the Trust to be a qualified stock bonus plan under Section 401(a) of the Code and an employee stock ownership plan within the meaning of Section 407(d)(6) of ERISA and Section 4975(e)(7) of the Code. The Plan is intended to have its assets invested primarily in qualifying employer securities of one or more Employers within the meaning of Section 407(d)(3) of ERISA, and to satisfy any requirement under ERISA or the Code applicable to such a plan. Accordingly, the Plan and Trust Agreement shall be interpreted and applied in a manner consistent with this intent and shall be administered at all times and in all respects in a nondiscriminatory manner.

    Section 2. Definitions. The following capitalized words and phrases shall have the meanings specified when used in this Plan and in the Trust Agreement, unless the context clearly indicates otherwise:

    "Account" means a Participant's interest in the assets accumulated under this Plan as expressed in terms of a separate account balance which is periodically adjusted to reflect Employer contributions, the Plan's investment experience, and distributions and forfeitures.

    "Active Participant" means any Employee who has satisfied the eligibility requirements of Section 3 and who qualifies as an Active Participant for a particular Plan Year under Section 4.3.

    "Beneficiary" means the person or persons who are designated by a Participant to receive benefits payable under the Plan on the Participant's death. In the absence of any designation or if all the designated beneficiaries shall die before the Participant dies or shall die before all benefits have been paid, the Participant's Beneficiary shall be his surviving spouse. The Committee may rely upon the advice of the Participant's executor or administrator as to the identity of the Participant's spouse.

    "Break in Service" means any five or more consecutive 12-month periods beginning July 1 in which an employee has 500 or fewer Hours of Service per period. Solely for this purpose, an Employee shall be considered employed for his normal hours of paid employment during a Recognized Absence, unless he does not resume his Service at the end of the Recognized Absence. Further, if an Employee is absent for any period (i) by reason of the Employee's pregnancy, (ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) for the purposes of caring for such child for a period beginning immediately after such birth or placement, the Employee shall be credited with the Hours of Service which would normally have been credited but for such absence, up to a maximum of 501 Hours of Service, in the first 12-month period which would otherwise be counted toward a Break in Service.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means the committee responsible for the administration of this Plan in accordance with Section 12.

    "Company" means the First Federal Savings and Loan Association of Rockford, and any entity which succeeds to the business of First Federal Savings and Loan Association of Rockford and adopts this Plan as its own pursuant to Section 14.2.

    "Compensation" means a Participant's wages, salary, overtime, bonuses (except any one-time incentive bonus payable to an Employee under an employment contract dated January 1, 1985 between the Employee and the Employer), commissions, and any other amounts received for personal services rendered while in Service from any Employer or an affiliate (within the meaning of Section 414(b), (c), and (m) of the Code). Notwithstanding
the foregoing, Compensation shall not include contributions, credits or benefits paid or accrued under this Plan or any other qualified or non-qualified retirement plan, deferred compensation plan, stock-related plan, welfare benefit plan or fringe benefit plan of the employer, compensation resulting from grant, exercise or cancellation of stock options or stock awards or disposition of the underlying stock, direct reimbursement for expenses, or Compensation earned during any portion of the Plan Year in which such employee is not a Participant. In all cases, however, notwithstanding any exclusion specified above, Compensation shall include any amount which would otherwise be deemed Compensation under this section but for the fact that it is deferred pursuant to a salary reduction agreement under any plan described in Section 401(k), 402(h), or 125 of the Code.

    For the purposes of applying the limits of Section 415 of the Code, and for purposes of applying the minimum contribution provisions set forth in Section 15, Compensation shall mean, generally, an Employee's taxable wages, salaries, fees for professional services, bonuses, commissions and other amounts received from the Employer during the limitation year to the maximum extent permitted by
Section 415(c)(3) of the Code, modified, however, as necessary to conform with the definition of Compensation contained in Section 415(c)(3) of the Code and the regulations thereunder.

    For the purposes of determining whether an individual is a Highly Compensated Employee, and for the purposes of determining whether an individual is a "Key Employee," within the meaning of Section 15 herein, Compensation shall mean, generally, an Employee's taxable wages, salaries, fees for professional services, bonuses, commissions and other amounts received from the Employer during the Plan Year to the maximum extent permitted by Section 415(c)(3) of the Code, modified, however, as necessary to conform with the definition of compensation contained in Section 415(c)(3) of the Code and the regulations thereunder. Notwithstanding the foregoing, Compensation under this section shall include any amount which would otherwise be deemed Compensation under this section but for the fact that it is deferred pursuant to a salary reduction agreement under any plan described in Section 401(k), 402(h) or 125 of the Code.

    For the purposes of this Section, Compensation with respect to any Plan Year shall in no event exceed $200,000 (as adjusted from time to time by the Secretary of Treasury); provided however, that in the application of this $200,000 compensation limit to any Employee, the rules of Section 414(q)(6) of the Code shall apply (dealing with family groups of certain Highly Compensated Employees), except that, for purposes of such rules, the term "family" shall include only the spouse of such Employee and any lineal descendant of such Employee who has not attained age 19 before the end of the Plan Year or "limitation year" (as defined in Section 5.1), as the case may be.

    "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Committee shall determine whether a Participant has incurred a Disability on the basis of a medical report of a physician acceptable to the Committee.

    "Early Retirement" means the date a Participant attains age sixty-two.

    "Effective Date" means October 2, 1992.

    "Employee" means any person employed by the Employer on a full-time basis, including self-employed individuals and including officers, but excluding directors in their capacity as such; provided, however, that the term Employee shall not include any Leased Employees within the meaning of Section 414(n)(6) of the Code, or any Employees included in the unit of employees covered by a collective bargaining agreement with the Employer that does not expressly provide for participation of such Employees Plan, where there has been good-faith bargaining between the Employer and Employees' representatives on the subject of retirement benefits. An individual shall be deemed to be employed on a full-time basis as of his date of employment with the Employer if he is expected by the Employer to complete at least 1,000 Hours of Service during the 12 consecutive month period commencing on the date he is employed by the Employer. If an individual is not hired on a full-time basis, but actually completed at least 1,000 Hours of Service during the aforementioned 12 consecutive month period or during any Plan Year commencing after he is employed by the Employer, he shall be deemed to be a full-time employee on a retroactive basis as of the first day of such 12 consecutive month period or such Plan Year, as the case may be.

    "Employer" means the Company or any affiliate within the meaning of Section 414(b), (c) or (m) and 415(h) of the Code, any other Corporation, Partnership, or proprietorship which adopts this Plan with the Company's consent pursuant to
Section 13.1, and any entity which succeeds to the business of any Employer and adopts the Plan pursuant to Section 13.2.

    "Entry Date" means the Effective Date of the Plan and the first day of each month thereafter.

    "ERISA" means the Employee Retirement Income Security Act of 1974 (P.L. 93-406, as amended).

    "Highly Compensated Employee" for any Plan Year means an Employee who, during either of that or the immediately preceding Plan Year, (i) owned more than five percent of the outstanding equity interest of the outstanding voting interest in any Employer, (ii) had Compensation exceeding $75,000 (as adjusted pursuant to section 415(d) of the Code), (iii) had Compensation exceeding $50,000 (as adjusted pursuant to section 415(d) of the Code) and was among the most highly compensated one-fifth of all Employees, or (iv) was at any time an officer of an Employer and had Compensation exceeding $45,000 (or 50 percent of the currently applicable dollar limit under Section 415(b)(1)(A) of the Code). For this purpose:

    (a) "Compensation" shall not include any amount which is excludable from the Employee's gross income for tax purposes pursuant to Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b) of the Code.

    (b) The number of Employees in "the most highly compensated one-fifth of all Employees" shall be determined by taking into account all individuals working for all related employer entities described in the definition of "Service", but excluding any individual who has not completed six months of Service, who normally works fewer than six months per year, who has not reached age 21, whose employment is covered by a collective bargaining agreement, or who is a nonresident alien who received no earned income from United States sources.

    (c) The number of individuals counted as "officers" shall not be more than the lesser of (i) 50 individuals and (ii) the greater of 3 individuals or 10 percent of the total number of Employees. If no officer earns more than $45,000 (or the adjusted limit), then the highest paid officer shall be a Highly Compensated Employee.

    (d) A former employee shall be treated as a highly compensated employee if such employee was a highly compensated employee when such employee separated from service, or if such employee was a highly compensated employee at any time after attaining age 55.

    "Hours of Service" means hours to be credited to an Employee under the following rules:

    (a) Each hour for which an Employee is paid or is entitled to be paid for services to an Employer is an Hour of Service.

    (b) Each hour for which an Employee is directly or indirectly paid or is entitled to be paid for a period of vacation, holidays, illness, disability, lay-off, jury duty, temporary military duty, or leave of absence is an Hour of Service. However, except as otherwise specifically provided, no more than 501 Hours of Service shall be credited for any single continuous period which an Employee performs no duties. Further, no Hours of Service shall be credited on account of payments made solely under a plan maintained to comply with worker's compensation, unemployment compensation, or disability insurance laws, or to reimburse an Employee for medical expenses.

    (c) Each hour for which back pay (ignoring any mitigation of damages) is either awarded or agreed to by an Employer is an Hour of Service. However, no more than 501 Hours of Service shall be credited for any single continuous period during which an Employee would not have performed any duties.

    (d) Hours of Service shall be credited in any one period only under one of the foregoing paragraphs (a), (b) and (c); an Employee may not get double credit for the same period.

    (e) If an Employer finds it impractical to count the actual Hours of Service for any class or group of non-hourly Employees, each Employee in that class or group shall be credited with 45 Hours of Service for each weekly pay period in which he has at least one Hour of Service. However, an Employee shall be credited only for his normal working hours during a paid absence.

    (f) Hours of Service to be  credited  on account of a payment to an Employee
(including back pay) shall be recorded in the period of Service for which the payment was made. If the period overlaps two or more Plan Years, the Hours of Service credit shall be allocated in proportion to the respective portions of the period included in the several Plan Years. However, in the case of periods of 31 days or less, the Administrator may apply a uniform policy of crediting Hours of Service to either the first Plan Year or the second.

    (g) In all respects an Employee's Hours of Service shall be counted as required by Section 2530.200b-2(b) and (c) of the Department of Labor's regulations under Title I of ERISA.

    "Investment Fund" means that portion of the Trust Fund consisting of assets other than Stock.

    "Matching Employer Contributions" means contributions made by the Employer pursuant to Section 4.5 to a Participant's Matching Employer Contributions Account.

    "Matching Employer Contributions Account" means those Matching Employer Contributions made to a Participant's Matching Employer Contributions Account.

    "Normal Retirement Age"  means a Participant's 65th birthday.

    "Normal Retirement Date" means the first day of the month coincident with or next following attainment of Normal Retirement Age.

    "Participant" means any Employee who is participating in the Plan, or who has previously participated in the Plan and still has a balance credited to his Account.

    "Plan Year" means the plan year commencing July 1, 1992 and ending June 30, 1992 and eachperiod of 12 consecutive months beginning on July 1 of each succeeding year. "Recognized Absence" means a period for which --

    (a) an Employer grants an Employee of leave of absence for a limited period, but only if an Employer grants such leaves on a nondiscriminatory basis; or

    (b) an Employee is temporarily laid off by an Employer because of a change in business conditions; or

    (c) an Employee is on active military duty, but only to the extent that his employment rights are protected by the Military Selective Service Act of 1967 (38 U.S.C. sec. 2021).

    "Salary Reduction Contributions" means contributions made at the election of a Participant to the First Federal Savings and Loan Association of Rockford 401(k) Savings Plan.

    "Service" means an Employee's period(s) of employment with an Employer, excluding for initial eligibility purposes any period in which the individual was a nonresident alien and did not receive from an Employer any earned income which constituted income from sources within the United States. An Employee's Service shall include any service which constitutes service with a predecessor employer within the meaning of Section 414(a) of the Code. An Employee's Service shall also include any service with an entity which is not an employer, but only either (i) in which the other entity is a member of a controlled group of corporations or is under common control with other trades and businesses within the meaning of Section

414(b) or 414(c) of the Code, and a member of the controlled group or one of the trades and businesses is an Employer, or (ii) in which the other entity is a member of an affiliated service group within the meaning of Section 414(m) of the Code, and a member of the Affiliated service group is an Employer.

    "Spouse" means the individual, if any, to whom a Participant is lawfully married on the date benefit payments to the Participant are to begin, or on the date of the Participant's death, if earlier.

    "Stock" means shares of voting common stock or preferred stock meeting the requirements of Section 409(e)(3) of the Code issued by an Employer or an affiliated corporation.

    "Stock Fund" means that portion of the Trust Fund consisting of Stock.

    "Stock Obligation" means an indebtedness arising from any extension of credit to the Plan or the Trust which was obtained for the purpose of buying Stock and which satisfies the requirements set forth in Section 6.3.

    "Trust" or "Trust Fund" means the trust fund created under this Plan.

    "Trust  Agreement"  means the agreement  between the Company and the Trustee concerning the Trust Fund. If any assets of the Trust Fund are held in a co-mingled trust fund with assets of other qualified retirement plans, "Trust Agreement" shall be deemed to include the trust agreement governing that co-mingled trust fund. With respect to the allocation of investment responsibility for the assets of the Trust Fund, the provisions of Section 2.2 of the Trust Agreement are incorporated herein by reference.

    "Trustee" means one or more corporate persons and individuals selected from time to time by the Company to serve as trustee or co-trustees of the Trust Fund.

    "Unallocated Stock Fund" means that portion of the Stock Fund consisting of the Plan's holding of stock which have been acquired in exchange for one or more Stock obligations and which have not yet been allocated to the Participant's Accounts in accordance with Section 4.2.

    "Valuation Date" means the last day of the Plan Year and each other date as of which the committee shall determine the investment experience of the Investment Fund and adjust the Participants' accounts accordingly.

    "Valuation Period" means the period following a Valuation Date and ending with the next Valuation Date.

    "Vesting Year" means a unit of Service credited to a Participant pursuant to
Section 9.2 for the purposes of determining  his vested interest in his Account.

    Section 3. Eligibility for Participation.

    3.1 Initial Eligibility.

    (a) An Employee who on the Effective Date has both attained age 21 and has 1,000 Hours of Service (based on the date his employment with the Employer commenced) shall become a participant on the Effective Date. The eligibility of all other Employees to participate in the Plan shall be determined in accordance with Section 3.1(b).

    (b) An Employee shall enter the Plan as of the Entry Date coinciding with or next following the later of the following dates:

       (i) the last day of the Employee's first Eligibility Year, and

       (ii) the Employee's 21st birthday.

    However, if an employee is not in active Service with an Employer on the date he would otherwise first enter the Plan, his entry shall be deferred until the next day he is in Service.

    3.2  Definition  of  Eligibility  Year.  An  "Eligibility   Year"  means  an
applicable eligibility period (as defined below) in which the Employee has at least 1,000 Hours of Service. For this purpose,

       (a) an Employee's first "eligibility period" is the 12-consecutive month period beginning on the first day on which he has an Hour of Service, and

       (b) his subsequent eligibility periods will be 12-consecutive month periods beginning on each January 1 after that first day of Service.

    3.3 Terminated or Part-Time Employees. No Employee shall have any interest or rights under this Plan if (i) he is never in active Service with an Employer on or after the Effective Date, or (ii) he has 500 or fewer hours of Service in any eligibility period beginning before the Effective Date and he never has an Eligibility Year after such period.

    3.4 Certain Employees Ineligible. No Employee shall participate in the Plan while his service is covered by a collective bargaining agreement between an Employer and the Employee's collective bargaining representative if (i) retirement benefits have been the subject of good faith bargaining between the Employer and the representative and (ii) the collective bargaining agreement does not provide for the Employee's participation in the Plan while he is actually employed by a leasing organization rather than an Employer.

    3.5 Participation and Reparticipation Subject to the satisfaction of the foregoing requirements, an Employee shall participate in the Plan during each period of his Service from the date on which he first becomes eligible until his termination. For this purpose, an

Employee returning within five years of his eligibility requirements shall re-enter the Plan as of the date of his return to Service with an Employer.

Section 4.      Employer Contributions and Credits.

    4.1 Discretionary Contributions. Each employer may contribute in its sole discretion, with respect to a Plan Year, such amounts as it may determine from time to time. The

Employers' contributions and available forfeitures for a Plan Year shall be credited as of the last day of the year to the Accounts of the Active Participants in proportion to their amounts of Cash Compensation.

    4.2 Contributions for Stock Obligations. If the Trustee, upon instructions from the Committee, incurs any Stock Obligation upon the purchase of Stock, the Employers shall, subject to the provisions of the Company's Plan of Conversion and any regulatory prohibitions, contribute for each Plan Year an amount sufficient to cover all payments of principal and interest as they come due under the terms of the Stock Obligation. If there is more than one Stock Obligation, the Employers shall designate the one to which any contribution is to be applied. The Employers' obligation to make contributions under this
Section 4.2 shall be reduced to the extent of any investment earnings realized on such contributions, any dividends paid by the Employers on Stock held in the Unallocated Stock Account, (which earnings and dividends shall be applied to the Stock Obligation related to that Stock) and by the Employers' Matching Contributions.

    In each Plan Year in which Employer contributions, earnings on contributions, or dividends on unallocated Stock are used as payments under a Stock Obligation, a certain number of shares of the Stock acquired with that Stock Obligation which is then held in the Unallocated Stock Fund shall be released for allocation among the Participants. The number of shares released shall bear the same ratio to the total number of those shares then held in the Unallocated Stock Fund (prior to the release) as (i) the principal and interest payments made on the Stock Obligation in the current Plan Year bears to (ii) the sum of (i) above, and the remaining principal and interest payments required (or projected to be required on the basis of the interest rate in effect at the end of the Plan
Year) to satisfy the Stock Obligation.

    At the direction of the Committee, the current and projected payments of interest under a Stock Obligation may be ignored in calculating the number of shares to be released in each year if (i) the Stock Obligation provides for annual payments of such amounts for 10 years, (ii) the interest included in any payment is ignored only to the extent that it would be determined to be interest under standard loan amortization tables, and (iii) the term of the Stock Obligation, by reason of renewal, extension, or refinancing, has not exceeded 10 years from the original acquisition of the Stock.

    For these purposes, each Stock Obligation, the Stock purchased with it, and any dividends on such Stock, shall be considered separately. The Stock released from the Unallocated Stock Fund in any Plan Year shall be credited as of the last day of such year as follows:

    (i) first, subject to Section 5.5 herein, the number of shares of Stock with a fair market value equal to the Matching Employer Contribution made on behalf of an Active Participant shall be credited to the Participant's matching Employer Contributions Account; and then

    (ii) the number of shares of Stock with a fair market value equal to the amount that bears the same ratio as the Active Participant's Cash
         Compensation bears to the aggregate Cash Compensation of all Active Participants for the Plan Year shall be credited to such Participant's Account.

         4.3 Definitions Related to Contributions. For the purposes of this Plan, the following terms have the meanings specified:

    "Active Participant" means a Participant who has satisfied the eligibility requirements under Section 3. However, a Participant shall not qualify as an Active Participant unless (i) he is credited with at least 1,000 Hours of Service during the Plan Year and he is in active Service with an Employer on the last day of the Plan Year, or (ii) he is on a Recognized Absence as of that date, or (iii) his Service terminated during the Plan Year by reason of Normal Retirement, Early Retirement, Disability or death.

    "Cash Compensation" means a Participant's cash compensation from his Employer during the Plan Year ending with or within that Plan Year which is required to be reported as wages on the Participant's Form W-2. A Participant's Cash Compensation also includes compensation that is not currently includable in the Participant's taxable income by reason of Sections 125, 402(a)(8) or 402(h)(1)(B) of the Code. A Participant's Cash Compensation shall exclude any compensation in excess of $200,000 (or the limit currently in effect under Section 401(a)(17) of the Code).

    4.4 Conditions as to Contributions. Employers' contributions shall in any event be subject to the limitation set forth in Section 5. Contributions may be made in the form of cash, or securities and other property to the extent permissible under ERISA, including

Stock, and shall be held by the Trustee in accordance with the Trust Agreement. In addition to the provisions of Section 13.3 for the return of an Employer's contributions in connection with a failure of the plan to qualify initially under the Code, any amount contributed by an Employer due to a good faith mistake of fact, or based upon a good faith but erroneous determination of its deductibility under Section 404 of the Code, shall be returned to the Employer within one year after the date on which the contribution was originally made, or within one year after its nondeductibility has been finally determined. Notwithstanding the foregoing, earnings attributable to the excess contribution may not be returned to the Employer. However, the amount to be returned shall be reduced to take account of any adverse investment experience within the Trust Fund in order that the balance credited to each Participant's Account is not less than it would have been if the contribution had never been made.

    4.5 Matching Employer Contributions. For each Plan Year, the Employer, in its sole discretion, may make a contribution equal to a percentage of the Salary Reduction Contributions made for the Plan Year on behalf of each Participant.

Section 5. Limitations on Contributions and Allocations.

    5.1  Limitation on Annual Additions.

Notwithstanding   the  provisions  of  Section  4,  the  annual  addition  to  a
Participant's accounts under this and any other defined contribution plans maintained by the Employers or an affiliate (within the purview of Section 414(b), (c), and (m) and Section 415(h) of the Code, which affiliate shall be deemed an Employer for this purpose) shall not exceed for any limitation year an amount equal to the lesser of --

    5.1-1 $30,000, or the dollar limitation currently in effect; or

    5.1-2 25 percent of the Participant's Compensation for such limitation year. For purposes of this Section 5.1 and the following Section 5.2, the "annual addition" to a Participant's accounts means the sum of (i) the Employer contributions (including any Matching Employer Contributions) and Employee forfeitures credited to a Participant's accounts with respect to a limitation year, plus (ii) the Participant's total voluntary contributions for that year. Notwithstanding the foregoing, the 25 percent of compensation limitation set forth above shall not apply to any contribution for medical benefits (within the meaning of Section 419(f)(2) of the Code) after a Participant's separation from service, which contribution is otherwise treated as an annual addition. The $30,000 and $90,000 limitations referred to for each limitation year shall be automatically adjusted to the new dollar limitations determined by the Commissioner of Internal Revenue for the calendar year beginning in that limitation year. Notwithstanding the foregoing, if the special limitations on annual additions described in section 415(c)(6) of the Code applies, the limitations described in this section shall be adjusted accordingly. A "limitation year" means each 12 consecutive month period beginning July 1.

    5.2 Coordinated Limitation with Other Plans. Aside from the limitation prescribed in Section 5.1 with respect to the annual addition to a Participant's accounts for any single limitation year, if a Participant participates in one or more defined benefit plans maintained by an Employer or an affiliate, or in one or more defined contribution plans maintained by an Employer or an affiliate, then (i) the benefits of the Participant provided under the defined benefits plan shall be reduced and then, to the extent necessary, (ii) the annual additions to the other defined contribution plan shall be reduced before reducing the annual additions to this Plan. Such benefits or annual additions shall be reduced so that the sum of his defined contribution plan fraction and his defined benefit plan fraction does not exceed one. For this purpose:

    5.2-1 A Participant's defined contribution plan fraction with respect to a Plan Year shall be a fraction, (i) the numerator of which is the sum of the annual additions to his accounts through the current year, and (ii) the denominator of which is the sum of the lesser of the following amounts -A- and -B- determined for the current limitation year and each prior limitation year of Service with an Employer: -A- is 1.25 times $30,000, or 1.0 times such dollar limitation if the Plan is top-heavy, and -B- is 35 percent of the Participant's Compensation for such year. Further, if the Participant participated in any related defined contribution plan in any years beginning before 1976, any excess of the sum of the actual annual additions to the Participant's accounts for those years over the maximum annual additions which could have been made in accordance with Section 5.1 shall be ignored, and voluntary contributions by the Participant during those years shall be taken into account as to each year only to the extent that his average annual voluntary contribution in those years exceeded 10 percent of his average annual Compensation in those years.

    5.2-2 A Participant's defined benefit plan fraction with respect to a limitation year shall be a fraction, (i) the numerator of which is his projected annual benefit payable at normal retirement under the Employer's defined benefit plans, and (ii) the denominator of which is the lesser of (a) 1.25 times $90,000, or 1.0 times such dollar limitation if the Plan is top-heavy, and (b)
1.4 times the Participant's average Compensation during his highest-paid three consecutive limitation years.

    5.3 Effect of Limitations. The Committee shall take whatever action may be necessary from time to time to assure compliance with the limitation set forth in Section 5.1 and 5.2. Specifically, the Committee shall see that each Employer restrict its contributions for any Plan Year to an amount which, taking into account the amount of available forfeitures, may be completely allocated to the Participants consistent with those limitations. Where the limitations would otherwise be exceeded by any Participant, further allocations to the Participant shall be curtailed to the extent necessary to satisfy the limitations. Where an excessive amount is contributed on account of a mistake as to a participant's compensation, or there are forfeitures which may not be credited in the current Plan Year, the amount shall be held in a suspense account and shall be allocated to the Participant in lieu of any Employer contributions with respect to such Participant in future years until it is eliminated. Any amount that cannot be allocated to the Participant before the Participant ceases participation in the Plan shall be held in a suspense account and shall be used to reduce Employer Contributions for all remaining Participants in the Plan. If any amount cannot be credited consistent with these limitations before the termination of the Plan, such amount shall be returned to the Employer.

    5.4 Limitations as to Certain Participants. Aside from the limitations set forth in Section 5.1 and 5.2, if the Plan acquires any Stock in a transaction as to which a selling shareholder or the estate of a deceased shareholder is claiming the benefit of Section 1042 of the Code, the Committee shall see that none of such Stock, and no other assets in lieu of such Stock, are allocated to the Accounts of certain Participants in order to comply with

Section 409(n) of the Code. This restriction shall apply at all times to a Participant who owns (taking into account the attribution rules under Section 318(a) of the Code, without regard to the exception for employee plan trusts in
Section 318(a)(2)(B)(i) more than 25 percent of any class of stock of a corporation which issued the Stock acquired by the Plan, or another corporation within the same controlled group, as defined in Section 409(1)(4) of the Code (any such class of stock hereafter called a "Related Class"). For this purpose, a Participant who owns more than 25 percent of any Related Class at any time within the one year preceding the Plan's purchase of the Stock shall be subject to the restriction as to all allocations of the Stock, but any other Participant shall be subject to the restriction only as to allocations which occur at a time when he owns more than 25 percent of any Related Class.

    Further, this restriction shall apply to the selling shareholder claiming the benefit of Section 1042 and any other Participant who is related to such a shareholder within the meaning of Section 267(b) of the Code, during the period beginning on the date on which the Plan purchases the Stock and ending 10 years after the later of (i) the date of such purchase, and (ii) the date of the allocation under Section 4.2 attributable to the final payment on whatever Stock Obligations were incurred with the Purchase.

    This restriction shall not apply to any Participant who is a lineal descendant of a selling shareholder if the aggregate amounts allocated under the Plan for the benefit of all such descendants do not exceed five percent of the Stock acquired from the shareholder.

    5.5   Nondiscrimination   Test   for   Matching   Employer    Contributions.
Notwithstanding anything herein to the contrary, the Plan shall meet the nondiscrimination test of Section 401(m) of the Code (described in Section 5.5-1 and applicable regulations) for each Plan

Year. In order to meet the nondiscrimination test, any or all of the following steps may be taken:

    (a) At any time during the Plan Year, the Committee may limit the amount of Matching Employer Contributions that may be made on behalf of Highly Compensated Employees;

    (b) The Committee may reduce the Matching Employer Contributions made for the Plan Year to the extent necessary to meet the requirements of Section 401(m) of the Code, in the manner described in Section 5.7;

    (c) The Committee may recommend to the Board that the Employer make an additional Matching Employer Contribution to the Plan for the benefit of Participants who are not Highly Compensated Employees. This additional allocation may be made based on Participants' Compensation; and

    (d) The Committee may take any other steps that the Committee deems appropriate.

    5.5-1 The nondiscrimination requirements of Section 401(m) of the Code require that, in each Plan Year, the Contribution Percentage (defined below) of the eligible Highly Compensated Employees does not exceed the greater of:

    (a) The Contribution Percentage of all other eligible Employees multiplied by 1.25; or

    (b) The lesser of the Contribution Percentage of all other eligible Employees multiplied by 2, or the Contribution Percentage of all other eligible Employees plus 2 percentage points.

    5.5-2 The Contribution Percentage for a group of Employees is the average of the ratios, calculated separately for each Employee in that group, of the amount of Matching Employer Contributions that are credited under the Plan of behalf of each Employee for the Plan Year, to the Employee's Compensation for the Plan Year. Use of the alternative limitation shall be subject to the provisions of Treasury Regulation ss. 1.401(m)-2 regarding the multiple use of the alternative deferral tests set forth in Sections 401(k) and 401(m) of the Code.

    5.5-3 Notwithstanding the foregoing, if the test described in Section 5.5-1 is not satisfied for a Plan Year, the Committee may use any other test permitted under Section 401(m) of the Code to determine whether the Plan meets the nondiscrimination requirements of Section 401(m) of the Code.

    5.6  Distribution of Excess Contributions.

    5.6-1 If Matching Employer Contributions with respect to Highly Compensated Employees are required to be reduced as a result of the nondiscrimination tests described in Section 5.5, the excess Matching Employer Contributions and income attributable thereto shall be distributed to the Highly Compensated Employees after the close of the Plan Year (but within 2-1/2 months after the close of the Plan Year) to which the Matching Employer Contributions relate. In determining the amount of the distributions under this Section, the Committee shall use the leveling method described in Section 5.6-4

    5.6-2 The amount of income attributable to excess contributions is that portion of the income on the Participant's Account to which the contributions were allocated for the Plan Year that bears the same ratio as the amount of excess contributions bears to the total balance of that Account.

    5.6-3 The distributions required under this Section may be made without the consent of the Participant or his spouse and may be made without regard to any Qualified Domestic Relations Order described in Section 14.2.

    5.6-4 Leveling Method.

    (a) If the Contribution Percentage of a Highly Compensated Employee is determined by combining the contributions and compensation of only those family members of the Employees who are Highly Compensated Employees (without regard to family aggregation), then the Contribution Percentage is reduced in accordance with the "leveling method" described below and the excess contributions for the family unit are allocated among the family members in proportion to the contributions of each family member that have been combined. If the Contribution Percentage of the Highly Compensated Employee is determined by combining the compensation of all family members of the Employee, then the Contribution Percentage is reduced in accordance with the leveling method, but not below the Contribution Percentage of eligible non-highly compensated family members.

    (b) Excess contributions are determined by taking into account contributions of eligible family members who are Highly Compensated Employees (without regard to family aggregation) and are allocated among such family members in proportion to their contributions If further reduction of the Contribution Percentage is required, excess contributions resulting from this reduction are determined by taking into account the contributions of all family members and are allocated among such family members in proportion to their contributions.

    (c) The leveling method of reducing an Employee's excess contributions, as described above, means the method of reducing the excess contributions of Highly Compensated Employees as follows:

         Step One. Reduce the Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage until either (i) the nondiscrimination test is satisfied, or (ii) such Highly Compensated Employee's Contribution Percentage is equal to the next highest Contribution Percentage of a Highly Compensated Employee, whichever occurs first.

         Step Two. If necessary, reduce the Contribution Percentages of both Highly Compensated Employees with the highest Contribution Percentages (after application of Step One) until either (i) the nondiscrimination test is satisfied, or (ii) such Highly Compensated Employees' Contribution Percentages are equal to the next highest Contribution Percentage of a Highly Compensated Employee, whichever occurs first.

         Step Three. Continue the procedure until the nondiscrimination test is satisfied.

    5.7 Correction of Error. If an error is made in the adjustment of a Participant's Accounts, the error shall be corrected by the Committee, and any gain or loss resulting from the correction shall be credited to the income or charged as an expense of the Trust Fund for the Plan Year in which the correction is made. In no event shall the Accounts of other Participants be adjusted on account of the error.

    5.8 Trust as Single Fund: The creation of separate Accounts for accounting and bookkeeping purposes shall not restrict the Trustee in operating the Trust as a single Fund. Section 6. Trust Fund and Its Investment.

    6.1 Creation of Trust Fund. All amounts received under the Plan from Employers and investments shall be held as the Trust Fund pursuant to the terms of this Plan and of the Trust Agreement between the Company and the Trustee. The benefits described in this Plan shall be payable only from the assets of the Trust Fund, and none of the Company, any other Employer, its board of directors or trustees, its stockholders, its officers, its employees, the

Committee, and the Trustee shall be liable for payment of any benefit under this Plan except from the Trust Fund.

    6.2 Stock and Investment Fund. The Trust Fund held by the Trust shall be divided into the Stock Fund, consisting entirely of Stock, and the Investment Fund, consisting of all assets of the Trust other than Stock. The Trustee shall have no investment responsibility for the Stock Fund, but shall acquire, sell, exchange, distribute, and otherwise deal with and dispose of Stock in accordance with the instructions of the Committee. The Trustee shall invest the Investment Fund in accordance with the direction received by the Committee, or, where such investment responsibility is delegated to one or more investment managers pursuant to the Trust Agreement, as directed by the investment manager.

    6.3 Acquisition of Stock. From time to time the Committee may, in its sole discretion, direct the Trustee to acquire Stock from the issuing Employer or from shareholders, including shareholders who are or have been Employees, Participants, or fiduciaries with respect to the Plan. The Trustee shall pay for such Stock no more than its fair market value, which shall be determined conclusively by the Committee pursuant to Section 12.4. The Committee may direct the Trustee to finance the acquisition of Stock by incurring or assuming indebtedness to the seller or another party which indebtedness shall be called a "Stock Obligation". Any Stock Obligation shall be subject to the following conditions and limitations:

    6.3-1 A Stock Obligation shall be for a specific term, shall not be payable on demand except in the event of default, and shall bear a reasonable rate of interest.

    6.3-2 A Stock Obligation may, but need not, be secured by a collateral pledge of either the Stock acquired in exchange for the Stock Obligation, or the Stock previously pledged in connection with a prior Stock Obligation which is being repaid with the proceeds of the current Stock Obligation. No other assets of the Plan and Trust may be used as collateral for a Stock Obligation, and no creditor under a Stock Obligation shall have any right or recourse to any Plan and Trust assets other than Stock remaining subject to a collateral pledge.

    6.3-3 Any pledge of Stock to secure a Stock Obligation must provide for the release of pledged Stock in connection with payments on the Stock Obligations in the ratio prescribed in Section 4.2.

    6.3-4 Repayments of principal and interest on any Stock Obligation shall be made by the Trustee only from Employer cash contributions designated for such payments, from earnings on such contributions, and from cash dividends received on Stock held in the Unallocated Stock Fund.

    6.4 Participants' Option to Diversify. The committee shall provide for a procedure under which each Participant may, during the first five years of a certain six-year period, elect to have up to 25 percent of the value of his Account committed to alternative investment options within the Investment Fund. For the sixth year in this period, the Participant may elect to have up to 50 percent of the value of his Account committed to other investments. The six-year period shall begin with the Plan Year following the first Plan Year in which the Participant has both reached age 55 and completed 10 years of participation in the Plan; a Participant's election to diversify his Account must be made within the 90-day period immediately following the last day of each of the six Plan Years. The Committee shall see that the Investment fund includes a sufficient number of investment options to comply with Section 401(a)(28)(B) of the Code. The Trustee shall comply with any investment directions received from Participants in accordance with the procedures adopted from time to time by the Committee under this
Section 6.4.

Section 7.  Voting Rights and Dividends on Stock.

    7.1 Voting and Tendering of Stock. The Trustee generally shall vote all shares of Stock held under the Plan in accordance with the written instructions of the Committee. However, if any Employer has registration-type class of securities within the meaning of Section 409(e)(4) of the Code, or if a matter submitted to the holders of the Stock involves a merger, consolidation, recapitalization, reclassification, liquidation, dissolution, or sale of substantially all assets of an entity, then (i) the shares of Stock which have been allocated to Participants' Accounts shall be voted by the Trustee in accordance with the Participants' written instructions, and (ii) the Trustee shall vote any unallocated Stock in a manner calculated to most accurately reflect the instructions it has received from Participant regarding the allocated Stock. In the event no shares of Stock have been allocated to Participants' Accounts at the time Stock is to be voted, each Participant shall be deemed to have one share of Stock allocated to his or her account for the sole purpose of providing the Trustee with voting instructions. Notwithstanding any provision hereunder to the contrary, all unallocated shares of stock must be voted by the Trustee in a manner determined by the Trustee to be for the exclusive benefit of the Participants and Beneficiaries. Whenever such voting rights are to be exercised, the Employers, the Committee, and the Trustee shall see that all Participants are provided with the same notices and other materials as are provided to other holders of the Stock, and are provided with adequate opportunity to deliver their instructions to the Trustee regarding the voting of Stock allocated to their Accounts. The instructions of the Participants' with respect to the voting of allocated shares hereunder shall be confidential.

    7.1-1 In the event of a tender offer, Stock shall be tendered by the Trustee in the same manner as set forth above with respect to the voting of Stock. Notwithstanding any provision hereunder to the contrary, Stock must be tendered by the Trustee in a manner determined by the Trustee to be for the exclusive benefit of the Participants and Beneficiaries.

    7.2 Dividends on Stock. Dividends on Stock which are received by the Trustee in the form of additional Stock shall be retained in the Stock Fund, and shall be allocated among the Participant's Accounts and the Unallocated Stock Fund in accordance with their holdings of the Stock on which the dividends have been paid. Dividends on Stock credited to Participants' Accounts which are received by the Trustee in the form of cash shall, at the direction of the Company paying the dividends, either (i) be credited to the Accounts in accordance with Section
8.03 and invested as part of the Investment Fund, (ii) be distributed immediately to the Participants in proportion with the Participants' Account balance or (iii) be distributed to the Participants within 90 days of the close of the Plan Year in which paid in proportion with the Participants' Account balance. Dividends on Stock held in the Unallocated Stock Fund which are received by the Trustee in the form of cash shall be applied as soon as practicable to payments of principal and interest under the Stock Obligation incurred with the purchase of the Stock.

    Section 8. Adjustments to Accounts.

    8.1  Adjustments  for  Transactions.  An Employer  contribution  pursuant to
Section

4.1 shall be credited to the Participants' Accounts as of the last day of the Plan Year for which it is contributed. Stock released from the Unallocated Stock Fund upon the Trust's repayment of a Stock Obligation pursuant to Section 4.2 shall be credited to the Participants' Accounts as of the last day of the Plan Year in which the repayment occurred. Any excess amounts remaining from the use of proceeds of a sale of Stock from the Unallocated Stock Fund to repay a Stock Obligation shall be allocated as of the last day of the Plan Year in which the repayment occurred among the Participants' Accounts in proportion to the opening balance in each Account. Any benefit which is paid to a Participant or Beneficiary pursuant to Section 10 shall be charged to the Participant's Account as of the first day of the Valuation Period in which it is paid. Any forfeiture or restoral shall be charged or credited to the Participant's Account as of the first day of the Valuation Period in which the forfeiture or restoral occurs pursuant to Section 9.6.

    8.2 Valuation of Investment Fund. As of each Valuation Date, the Trustee shall prepare a balance sheet of the Investment Fund, recording each asset (including any contribution receivable from an Employer) and liability at its fair market value. Any liability with respect to short positions or options and any item of accrued income or expense and unrealized appreciation or depreciation shall be included; provided, however, that such an item may be estimated or excluded if it is not readily ascertainable unless estimating or excluding it would result in a material distortion. The Committee shall then determine the net gain or loss of the Investment Fund since the preceding Valuation Date, which shall mean the entire income of the investment Fund, including realized and unrealized capital gains and losses, net of any expenses to be charged to the general Investment Fund and excluding any contributions by the Employer. The determination of gain or loss shall be consistent with the balance sheets of the Investment Fund for the current and preceding Valuation Dates.

    8.3 Adjustments for Investment Experience. Any net gain or loss of the Investment Fund during a Valuation Period, as determined pursuant to Section 8.2, shall be allocated as of the last day of the Valuation Period among the Participants' Accounts in proportion to the opening balance in each Account, as adjusted for benefit payments and forfeitures during the Valuation Period, without regard to whatever Stock may be credited to an Account.

Section 9. Vesting of Participants' Interests.

    9.1 Deferred Vesting in Accounts. A Participant's vested interest in his Account shall be based on his Vesting Years in accordance with the following Table, subject to the balance of this Section 9:

              Vesting                Percentage of
                Years               Interest Vested
                -----               ---------------
                 0-4                        0%
             5 or more                    100%

    9.2 Computation of Vesting Years. For purposes of this Plan, a "Vesting Year" means each 12-month period in which an Employee has at least 1,000 Hours of Service, beginning with his Service with any Employer on and after the Effective Date, and including certain Service with other employers as provided in the definition of "Service". However, a Participant's Vesting Years shall be computed subject to the following conditions and qualifications:

    (a) A Participant's vested interest in his Account accumulated before a Break in Service shall be determined without regard to any Service after the Break. Further, if a Participant has a Break in Service before his interest in his Account has become vested to some extent, he shall lose credit for any Vesting Year before the Break.

    (b) Unless otherwise specifically excluded, a Participant's Vesting Years shall include any period of active military duty to the extent required by the Military Selective Service Act of 1967 (38 U.S.C. Section 2021).

    9.3  Full Vesting Upon Certain Events.

Notwithstanding Section 9.1, a Participant's interest in his Account shall fully vest on the Participant's Normal Retirement Date, provided the Participant is in Service on or after that date. The Participant's interest shall also fully vest in the event that his Service is terminated by Early Retirement, Disability or by death.

    9.4  Full Vesting Upon Plan Termination.

Notwithstanding Section 9.1, a Participant's interest in his Account shall fully vest if he is in active Service upon termination of this Plan or upon the permanent and complete discontinuance of contributions by his Employer. In the event of a partial termination, the interest of each Participant who is in Service shall fully vest with respect to that part of the Plan which is terminated.

    9.5  Forfeiture,   Repayment,  and  Restoral.  If  a  Participant's  Service
terminates before his interest in his Account is fully vested, that portion which has not vested shall be forfeited if he either (i) receives a distribution of his entire vested interest pursuant to Section 10.1, or (ii) attains Normal Retirement Age. If a Participant's Service terminates prior to having any portion of his Account become vested, such Participant shall be deemed to have received a distribution of his vested interest as of the Valuation Date next following his termination of Service.

    If a Participant who has received his entire vested interest returns to Service before he has a Break in Service, he may repay to the Trustee an amount equal to the distribution. The Participant may repay such amount at any time within five years after he has returned to Service. The amount shall be credited to his account as of the last day of the Plan Year in which it is repaid; an additional amount equal to that portion of his Account which was previously forfeited shall be restored to his Account at the same time from other Employees' forfeitures and, if such forfeitures are insufficient, from a special contribution by his Employer for that year.

    In the case of a terminated Participant who does not receive a distribution of his entire vested interest and whose Service resumes before a Break in Service occurs, any undistributed vested balance from his prior participation shall be maintained as a fully vested subaccount with his Account.

    9.6 Accounting for Forfeitures. A forfeiture shall be charged to the Participant's Account as of the first day of the first Valuation Period in which the forfeiture becomes certain pursuant to Section 9.5. Except as otherwise provided in that Section, a forfeiture shall be added to the contributions of the terminated Participant's Employer which are to be credited to other Participants pursuant to Section 4.1 as of the last day of the Plan Year in which the forfeiture becomes certain.

    9.7 Vesting and Nonforfeitability. A Participant's interest in his Account which has become vested is nonforfeitable.

Section 10.     Payment of Benefits.

    10.1 Benefits for Participants. A Participant whose Service ends for any reason

(including his Early Retirement) shall receive the vested portion of his Account and his Matching Employer Contribution Account, if any, in a single payment as soon as practicable following such termination of Service; provided, however, that such payment shall be made no later than 60 days following the end of the Plan Year in which his Service ends. Notwithstanding the foregoing, if the balance credited to his Account and to his Matching Employer Contribution Account exceeds $3,500, his benefits shall not be paid before the latest of his 65th birthday or the tenth anniversary of the year in which he commenced participation in the Plan unless he elects an early payment date in a written election filed with the Committee. A Participant may modify such an election at any time, provided any new benefit payment date is at least 30 days after a modified election is delivered to the Committee. In all events, a Participant's benefits shall be paid by April 1st of the calendar year in which he reaches age 71-1/2. A Participant's benefits from that portion of his Account or his Matching Employer Contribution Account committed to the Investment Fund shall be calculated on the basis of the most recent Valuation Date before the day of payment.

    10.2 Benefits on a Participant's Death. If a Participant dies before his benefits are paid pursuant to Section 10.1, the balance credited to his Account and his Matching Employer Contribution Account shall be paid to his Beneficiary in a single distribution on or before the 60th day after the end of the Plan Year in which he died. The benefits from that portion of the Participant's Account and the participant's Matching Employer Contribution Account committed to the Investment Fund shall be calculated on the basis of the most recent Valuation Date before the date of payment.

    If a married participant dies before his benefit payments begin, then unless he has specifically elected otherwise the Committee shall cause the balance in his Account and in his Matching Employer contribution Account to be paid to his Spouse. No election by a married Participant of a different Beneficiary shall be valid unless the election is accompanied by the Spouse's written consent, which
(i) must acknowledge the effect of the election, (ii) must explicitly provide either that the designated Beneficiary may not subsequently be changed by the Participant without the Spouse's further consent, or that it may be changed without such consent, and (iii) must be witnessed by the Committee, its representative, or a notary public. This requirement shall not apply if the Participant establishes to the Committee's satisfaction that the Spouse may not be located.

         10.3   Payments Upon Divorce.

                (a) If the Trustee or the Committee receives a domestic relations order that purports to require the payment of a participant's benefits to a person other than the Participant, the Committee shall take the following steps:

                (i) If benefits are in pay status, the Committee shall direct the Trustee to account separately for the amounts that will be payable to the Alternate Payees (defined below) if the order is a Qualified Domestic Relations Order (defined below).

                (ii) The Committee shall promptly notify the named Participant and any Alternate Payees of the receipt of the domestic relations order and of the Committee's procedures for determining  if the  order  is a  Qualified  Domestic  Relations
                Order.

                (iii) The Committee shall determine whether the order is a Qualified Domestic Relations Order under the provisions of
                Section 414(p) of the Code.

                (iv) The Committee shall notify the named Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

                (b) If, within 18 months beginning on the date the first payment would be made under the domestic relations order (the "18-Month Period"), the order is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.

                (c) If, within the 18-Month Period (i) the order is determined not to be a Qualified Domestic Relations Order or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Committee shall direct the Trustee to pay the amounts (and any interest thereon) to the Participant or other person who would have been entitled to such amounts if there had been no order.

                (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-Month Period, the determination shall be applied prospectively only.

                (e) For purposes of this Section, the following terms shall have the following definitions:

                (i) Alternate Payee - Any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

                (ii) Qualified Domestic Relations Order - Any domestic relations order or judgment that meets the requirements set forth in
                Section 414(p) of the Code.

    10.4 Direct Transfers. Effective with respect to an eligible rollover distribution to a Participant on or after January 1, 1993, the Committee, at the election of the Participant, shall transfer all or any portion of an eligible rollover distribution directly to another plan qualified under Section 401(a) of the Code, to an Individual Retirement Account within the meaning of Section 408(a) of the Code, or to any other plan permitted under applicable federal law. For purposes of this Section 10.4, an "eligible rollover distribution" includes any distribution to a participant of all or any portion of the balance of a Participant's Account except:

         (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made (i) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated Beneficiary; or (ii) for a specified period of 10 years or more;

         (b) any distribution to the extent that such distribution is required under Section 401(a)(9) of the Code; and

         (c) any other distributions excepted under applicable federal law.

    10.5 Marital Status. The Committee shall from time to time take whatever steps it deems appropriate to keep informed of each Participant's marital status. Each Employer shall provide the Committee with the most reliable information in the Employer's possession regarding its Participants' marital status, and the Committee may, in its discretion, require a notarized affidavit from any Participant as to his marital status. The

Committee, the Plan, the Trustee, and the Employers shall be fully protected and discharged from any liability to the extent of any benefit payments made as a result of the Committee's good faith and reasonable reliance upon information obtained from a Participant and his Employer as to his marital status.

    10.6 Delay in Benefit Determination. If the Committee is unable to determine the benefits payable to a Participant or Beneficiary on or before the latest date prescribed for payment pursuant to Section 10.1 or 10.2, the benefits shall in any event be paid as soon as practicable after they can first be determined, with whatever makeup payments may be appropriate in view of the delay.

    10.7 Accounting for Benefit Payments. Any benefit payment shall be charged to the Participant's Account and to the Participant's Matching Employer Contribution Account as of the first day of the Valuation Period in which the payment is made.

    10.8 Options to Receive and Sell Stock. Unless ownership of virtually all Stock is restricted to active Employees and qualified retirement plans for the benefit of Employees pursuant to the certificates of incorporation or by-laws of the Employers issuing Stock, a terminated Participant or the Beneficiary of a deceased Participant may instruct the Committee to distribute the participant's entire vested interest in his Account in the form of Stock. In that event, the Committee shall apply the Participant's vested interest in the Investment Fund to purchase sufficient Stock from the Stock Fund or from any owner of stock to make the required distribution. In all other cases, the Participant's vested interest in the Stock Fund shall be distributed in shares of Stock, and his vested interest in the

Investment Fund shall be distributed in cash.

    Any Participant who receives Stock pursuant to Section 10.1, and any person who has received Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover contribution described in Section 402(a)(5) of the Code, shall have the right to require the Employer which issued the Stock to purchase the Stock for its current fair market value (hereinafter referred to as the "put right"). The put right shall be exercisable by written notice to the Committee during the first 60 days after the Stock is distributed by the Plan, and, if not exercised in that period, during the first 60 days in the following Plan Year after the Committee has communicated to the Participant its determination as to the Stock's current fair market value. However, the put right shall not apply to the extent that the Stock, at the time the put right would otherwise be exercisable, may be sold on an established market in accordance with federal and state securities laws and regulations. If the put right is exercised, the Trustee may, if so directed by the Committee in its sole discretion, assume the Employer's rights and obligations with respect to purchasing the Stock.

    The Employer or the Trustee, as the case may be, may elect to pay for the Stock in equal periodic installments, not less frequently than annually, over a period not longer than five years from the 30th day after the put right is exercised, with adequate security and interest at a reasonable rate on the unpaid balance, all such terms to be set forth in a promissory note delivered to the seller with normal terms as to acceleration upon any uncured default.

    Nothing contained herein shall be deemed to obligate any Employer to register any Stock under any federal or state securities law or to create or maintain a public market to facilitate the transfer or disposition of any Stock. The put right described herein may only be exercised by a person described in the second preceding paragraph, and may not be transferred with any Stock to any other person. As to all Stock purchased by the Plan in exchange for any Stock Obligation, the put right shall be nonterminable. The put right for Stock acquired through a Stock Obligation shall continue with respect to such Stock after the Stock Obligation is repaid or the Plan ceases to be an employee stock ownership plan.

    10.9 Restrictions on Disposition of Stock. Except in the case of Stock which is traded on an established market, a Participant who receives Stock pursuant to
Section 10.1, and any person who has received Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover contribution described in Section 402(a)(5) of the Code, shall, prior to any sale or other transfer of the Stock to any other person, first offer the Stock to the issuing Employer and to the Plan at its current fair market value. This restriction shall apply to any transfer, whether voluntary, involuntary, or by operation of law, and whether for consideration or gratuitous. Either the Employer or the Trustee may accept the offer within 14 days after it is delivered. Any Stock distributed by the Plan shall bear a conspicuous legend describing the right of first refusal under this Section 10.9 as well as any other restrictions upon the transfer of the Stock imposed by federal and state securities laws and regulations.

    Section 11. Rules Governing Benefit Claims and Review of Appeals.

       11.1 Claim for Benefits. Any Participant or Beneficiary who qualifies for the payment of benefits shall file a claim for his benefits with the Committee on a form provided by the Committee. The claim, including any election of an alternative benefit form, shall be filed at least 30 days before the date on which the benefits are to begin. If a Participant or Beneficiary fails to file a claim by the 30th day before the date on which benefits become payable, he shall be presumed to have filed a claim for payment for the Participant's benefits in the standard form prescribed by Sections 10.1 or 10.2.

         11.2 Notification by Committee. Within 90 days after receiving a claim for benefits (or within 180 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary within 90 days after receiving the claim for benefits), the Committee shall notify the Participant or Beneficiary whether the claim has been approved or denied. If the Committee denies a claim in any respect, the Committee shall set forth in a written notice to the Participant or Beneficiary:

                (a) each specific reason for the denial;

                (b) specific  references  to the  pertinent  Plan  provisions on which the denial is based;

                (c) a  description  of any  additional  material or  information which could be submitted by the Participant or Beneficiary to support his claim, with an explanation of the relevance of such information; and

                (d) an explanation of the claims review  procedures set forth in
            Section 11.3.

         11.3 Claims Review Procedure. Within 60 days after a participant or Beneficiary receives notice from the Committee that his claim for benefits has been denied in any respect, he may file with the Committee a written notice of appeal setting forth his reasons for disputing the Committee's determination. In connection with his appeal the participant or

Beneficiary or his representative may inspect or purchase copies of pertinent documents and records to the extent not inconsistent with other Participant's and Beneficiaries' rights of privacy. Within 60 days after receiving a notice of appeal from a prior determination (or within 120 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary and his representative within 60 days after receiving the notice of appeal), the Committee shall furnish to the Participant or Beneficiary and his representative, if any, a written statement of the Committee's final decision with respect to his claim, including the reasons for such decision and the particular Plan provisions upon which it is based.

    Section 12.     The Committee and Its Functions.

         12.1 Authority of Committee. The Committee shall be the "plan administrator" and the named fiduciary within the meaning of ERISA and shall have exclusive responsibility and authority to control and manage the operation and administration of the Plan, including the interpretation and application of its provisions, except to the extent such responsibility and authority are otherwise specifically (i) allocated to the Company, the Employers, or the Trustee under the Plan and Trust Agreement, (ii) delegated in writing to other persons by the Company, the Employers, the Committee, or the Trustee, or (iii) allocated to other parties by operation of law. The Committee shall have exclusive responsibility regarding decisions concerning the payment of benefits under the Plan. The Committee, or the investment manager appointed by the Committee, shall direct the Trustee regarding the manner in which funds held in the Investment Fund are invested. In the discharge of its duties, the Committee may employ accountants, actuaries, legal counsel, and other agents (who also may be employed by an Employer or the Trustee in the same or some other capacity) and may pay their reasonable expenses and compensation.

         12.2 Identity of Committee. The Committee shall consist of three or more individuals selected by the Company. Any individual, including a director, trustee, shareholder, officer, or employee of an Employer, shall be eligible to serve as a member of the Committee. The Company shall have the power to remove any individual serving on the Committee at any time without cause upon 10 days' written notice, and any individual may resign from the Committee at any time upon 10 days' written notice to the Company. The Company shall notify the Trustee of any change in membership of the Committee.

         12.3 Duties of Committee. The Committee shall keep whatever records may be necessary to implement the Plan and shall furnish whatever reports may be required from time to time by the Company. The Committee shall furnish to the Trustee whatever information may be necessary to properly administer the Trust. The Committee shall see to the filing with the appropriate government agencies of all reports and returns required of the plan Committee under ERISA and other laws.

    Further, the Committee shall have exclusive responsibility and authority with respect to the Plan's holdings of Stock and shall direct the trustee in all respects regarding the purchase, retention, sale, exchange, and pledge of Stock and the creation and satisfaction of Stock Obligations. The Committee shall at all times act consistently with the Company's long-term intention that the Plan, as an employee stock ownership plan, be invested primarily in Stock. Subject to the direction of the Board as to the application of Employer contributions to Stock Obligations, and subject to the provisions of Sections 6.4 and 10.6 as to Participant's rights under certain circumstances to have their Accounts invested in Stock or in assets other than Stock, the Committee shall determine in its sole discretion the extent to which assets of the Trust shall be used to repay Stock Obligations, to purchase Stock, or to invest in other assets to be selected by the Trustee or an investment manager. No provision of the Plan relating to the allocation or vesting of any interests in the Stock Fund or the Investment Fund shall restrict the Committee from changing any holdings of the Trust, whether the changes involve an increase or a decrease in the Stock or other assets credited to Participant's Accounts. In determining the proper extent of the trust's investment in Stock, the Committee shall be authorized to employ investment counsel, legal counsel, appraisers, and other agents to pay their reasonable expenses and compensation.

         12.4 Valuation of Stock. If the valuation of any Stock is not established by reported trading on a generally recognized public market, the Committee shall have the exclusive authority and responsibility to determine its value for all purposes under the Plan. Such value shall be determined as of each Valuation Date, and on any other date as of which the Plan purchases or sells such Stock. The Committee shall use generally accepted methods of valuing stock of similar corporations for purposes of arm's length business and investment transactions, and in this connection the Committee shall obtain, and shall be protected in relying upon, the valuation of such Stock as determined by an independent appraiser experienced in preparing valuations of similar businesses.

         12.5 Compliance with ERISA. The Committee shall perform all acts necessary to comply with ERISA. Each individual member or employee of the Committee shall discharge his duties in good faith and in accordance with the applicable requirements of ERISA.

         12.6 Action by Committee. All actions of the Committee shall be governed by the affirmative vote of a number of members which is a majority of the total number of members currently appointed, including vacancies. The members of the Committee may meet informally and may take any action without meeting as a group.

         12.7 Execution of Documents. Any instrument executed by the Committee shall be signed by any member or employee of the Committee.

         12.8 Adoption of Rules. The Committee shall adopt such rules and regulations of uniform applicability as it deems necessary or appropriate for the proper administration and interpretation of the Plan.

         12.9 Responsibilities to Participants. The Committee shall determine which Employees qualify to enter the Plan. The Committee shall furnish to each eligible Employee whatever summary plan descriptions, summary annual reports, and other notices and information may be required under ERISA. The Committee also shall determine when a Participant or his Beneficiary qualifies for the payment of benefits under the Plan. The Committee shall furnish to each such Participant or Beneficiary whatever information is required under ERISA (or is otherwise appropriate) to enable the participant or Beneficiary to make whatever elections may be available pursuant to Sections 6 and 10, and the Committee shall provide for the payment of benefits in the proper form and amount from the assets of the Trust Fund. The Committee may decide in its sole discretion to permit modifications of elections and to defer or accelerate benefits to the extent consistent with applicable law and the best interests of the individuals concerned.

         12.10 Alternative Payees in Event of Incapacity. If the Committee finds at any time that an individual qualifying for benefits under this Plan is a minor or is incompetent, the Committee may direct the benefits to be paid, in the case of a minor, to his parents, his legal guardian, a custodian for him under the Uniform Transfers to Minors Act, or the person having actual custody of him, or, in the case of an incompetent, to his spouse, his legal guardian, or the person having actual custody of him, the payments to be used for the individuals's benefit. The Committee and the Trustee shall not be obligated to inquire as to the actual use of the funds by the person receiving them under this Section 12.10, and any such payment shall completely discharge the obligations of the Plan, the Trustee, the Committee, and the Employers to the extent of the payment.

         12.11 Indemnification by Employers. Except as separately agreed in writing, the Committee, and any member or employee of the Committee, shall be indemnified and held harmless by the Employers, jointly and severally, to the fullest extent permitted by law against any and all costs, damages, expenses, and liabilities reasonably incurred by or imposed upon it or him in connection with any claim made against it or him or in which it or he may be involved by reason of its or his being, or having been, the Committee, or a member or employee of the Committee, to the extent such amounts are not paid by insurance.

         12.12 Nonparticipation by Interested Member. Any member of the Committee who also is a Participant in the Plan shall take no part in any determination specifically relating to his own participation or benefits, unless his abstention would leave the Committee incapable of acting on the matter.

    Section 13.  Adoption, Amendment, or Termination of the Plan.

         13.1 Adoption of Plan by Other Employers. With the consent of the Company, any entity may become a participating Employer under the Plan by (i) taking such action as shall be necessary to adopt the Plan, (ii) becoming a party to the Trust Agreement establishing the Trust Fund, and (iii) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with the respect to the entity's Employees.

         13.2 Adoption of Plan by Successor. In the event that any Employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that an entity other than an Employer shall succeed to all or substantially all of the Employer's business, the successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Trust Agreement. Contributions by the Employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of the successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, the successor entity shall not have elected to become a party to the Plan, or if the Employer shall adopt a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to Employees of the Employer as of the close of business on the 90th day following the effective date of the reorganization, or as of the close of business on the date of adoption of a plan of complete liquidation, as the case may be.

         13.3 Plan Adoption Subject to Qualification. Notwithstanding any other provision of the Plan, the adoption of the Plan and the execution of the Trust Agreement are conditioned upon their being determined initially by the Internal Revenue Service to meet the qualification requirements of Section 401(a) of the Code, so that the Employers may deduct currently for federal income tax purposes their contributions to the Trust and so that the Participants may exclude the contributions from their gross income and recognize income only when they receive benefits. In the event that this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a), the Plan may be amended retroactively to the earliest date permitted by U.S. Treasury Regulations in order to secure qualification under Section 401(a). If this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) either as originally adopted or as amended, each Employer's contributions to the Trust under this Plan (including any earnings thereon) shall be returned to it and this Plan shall be terminated. In the event that this Plan is amended after its initial qualification and the Plan as amended is held by the Internal Revenue Service not to qualify under Section 401(a), the amendment may be modified retroactively to the earliest date permitted by U.S. Treasury Regulations in order to secure approval of the amendment under Section 401(a).

         13.4 Right to Amend or Terminate. The Company intends to continue this Plan as a permanent program. However, each participating Employer separately reserves the right to suspend, supersede, or terminate the Plan at any time and for any reason, as it applies to the Employer's Employees, and the Company reserves the right to amend, suspend, supersede, merge, consolidate, or terminate the Plan at any time and for any reason, as it applies to the Employees of all Employers. No amendment, suspension, supersession, merger, consolidation, or termination of the Plan shall reduce any Participant's or Beneficiary's proportionate interest in the Trust Fund, or shall divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan. Except as is required for purposes of compliance with the Code or ERISA, each as amended from time to time, neither the provisions of Section 4.1 and 4.2 relating to the crediting of contributions, forfeitures and shares of stock released from the Unallocated Stock Fund, nor any other provision of the Plan relating to the allocation of benefits to Participants, may be amended more frequently than once every six months. Moreover, there shall not be any transfer of assets to a successor plan or merger or consolidation with another plan unless, in the event of the termination of the successor plan or the surviving plan immediately following such transfer, merger, or consolidation, each participant or beneficiary would be entitled to a benefit equal to or greater than the benefit he would have been entitled to if the plan in which he was previously a participant or beneficiary had terminated immediately prior to such transfer, merger, or consolidation. Following a termination of this Plan by the Company, the Trustee shall continue to administer the Trust and pay benefits in accordance with the Plan as amended from time to time and the Committee's instructions.

    Section 14.  Miscellaneous Provisions.

         14.1 Plan Creates No Employment Rights. Nothing in this Plan shall be interpreted as giving any Employee the right to be retained as an Employee by an Employer, or as limiting or affecting the rights of an Employer to control its Employees or to terminate the Service of any Employee at any time and for any reason, subject to any applicable employment or collective bargaining agreements.

         14.2 Nonassignability of Benefits. No assignment, pledge, or other anticipation of benefits from the Plan will be permitted or recognized by the Employers, the Committee, or the Trustee. Moreover, benefits from the Plan shall not be subject to attachment, garnishment, or other legal process for debts or liabilities of any Participant or Beneficiary, to the extent permitted by law. This prohibition on assignment or alienation shall apply to any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony, or property rights to a present or former spouse, child or other dependent of a Participant pursuant to a State domestic relations or community property law, unless the judgment, decree, or order is determined by the Committee to be a qualified domestic relations order within the meaning of Section 414(p) of the Code.

         14.3 Limit of Employer Liability. The liability of the Employers with respect to participants under this Plan shall be limited to making contributions to the Trust from time to time, in accordance with Section 4.

         14.4 Treatment of Expenses. All expenses incurred by the Committee and the Trustee in connection with administering this Plan and Trust Fund shall be paid by the Trustee from the Trust Fund to the extent the expenses have not been paid or assumed by the Employers or by the Trustee.

         14.5 Number and Gender. Any use of the singular shall be interpreted to include the plural, and the plural the singular. Any use of the masculine, feminine, or neuter shall be interpreted to include the masculine, feminine, or neuter, as the context shall require.

         14.6 Nondiversion of Assets. Except as provided in Sections 5.3 and 13.3, under no circumstances shall any portion of the Trust Fund be diverted to or used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan.

         14.7 Separability of Provisions. If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

         14.8 Service of Process. The agent for the service of process upon the Plan shall be the president of the Company, or such other person as may be designated from time to time by the Company.

         14.9 Governing State Law. This Plan shall be interpreted in accordance with the laws of the State of Illinois to the extent those laws are applicable under the provisions of ERISA.

    Section 15. Top-Heavy Provisions.

         15.1 Determination of Top-Heavy Status. The Committee shall determine on a regular basis whether each Plan Year is or is not a "Top-Heavy Year" for purposes of implementing the provisions of Sections 15.2, 15.3, 15.4, and 5.2 which apply only to the extent the Plan is top-heavy or super top-heavy within the meaning of Section 416 and the Treasury Regulations promulgated thereunder. In making this determination, the Committee shall use the following definitions and principles:

         15.1-1  The  "Employer"   includes  all  business  entities  which  are
considered commonly controlled or affiliated within the meaning of Sections 414(b), 414(c), and 414(m) of the

Code.
         15.1-2 The "plan aggregation group" includes each qualified retirement plan maintained by the Employer (i) in which a Key Employee (defined below), is a participant during the Plan Year, or (ii) which enables any plan described in clause (i) to satisfy the requirements of Section 401(a)(4) or 410 of the Code, or (iii) which provides contributions or benefits comparable to those of the plans described in clauses (i) and (ii) and which is designated by the Committee as part of the plan aggregation group.

         15.1-3 The "determination date", with respect to the first Plan Year of any plan, means the last day of that Plan Year, and with respect to each subsequent Plan Year, means the last day of the preceding Plan Year. If any other plan has a determination date which differs from this Plan's determination date, the top-heaviness of this Plan shall be determined on the basis of the other plan's determination date falling within the same calendar years as this Plan's determination date.

         15.1-4 A "Key Employee", with respect to a Plan Year, means an Employee who at any time during the five years ending on the top-heavy determination date for the Plan Year has received compensation from an Employer and has been (i) an officer of the Employer having Compensation greater than 50 percent of the limit then in effect under Section 415(b)(1)(A) of the Code, (ii) one of the 10 Employees owning the largest interests in the Employer having Compensation greater than the limit then in effect under Section 415(c)(1)(A), (iii) an owner of more than five percent of the outstanding equity interest or the outstanding voting interest in any Employer, or (iv) an owner of more than one percent of the outstanding equity interest or the outstanding voting interest in an Employer whose

Compensation  exceeds  $150,000.   In  determining  which  individuals  are  Key
Employees, the rules of Section 415(i) of the Code and Treasury Regulations promulgated thereunder shall apply. The Beneficiary of a Key Employee shall also be considered a Key Employee.

         15.1-5 A "Non-Key Employee" means an Employee who at any time during the five years ending on the top-heavy determination date for the Plan Year has received compensation from an Employer and who has never been a Key Employee, and the Beneficiary of any such Employee.

         15.1-6 The "aggregated benefits" for any Plan Year means (i) the adjusted account balances in defined contribution plans on the determination date, plus (ii) the adjusted value of accrued benefits in defined benefit plans, calculated as of the annual valuation date coinciding with or next preceding the determination date, with respect to Key Employees and Non-key Employees under all plans within the plan aggregation group which includes this Plan. For this purpose, the "adjusted account balance" for and the "adjusted value of accrued benefit" for any Employee shall be increased by all plan distributions made with respect to the Employee during the five years ending the determination date. Further, the adjusted account balance under a plan shall not include any amount attributable to a rollover contribution or similar transfer to the plan initiated by an Employee and made after 1983, unless both plans involved are maintained by the Employer, in which event the transferred amount shall be counted in the transferee plan and ignored for all purposes in the transferor plan. Finally, the adjusted value of accrued benefits under any defined benefit plan shall be determined by assuming whichever actuarial assumptions were applied by the Pension Benefit Guaranty Corporation to determine the sufficiency of the plan assets for plans terminating on the valuation date.

         15.1-7 This Plan shall be "top-heavy" for any Plan Year in which the aggregated benefits of the Key Employees exceed 60 percent of the total aggregated benefits for both Key Employees and Non-key Employees.

         15.1-8 This Plan shall be "super top-heavy" for any Plan Year in which the aggregated benefits of the Key Employees exceed 90 percent of the total aggregated benefits for both Key Employees and Non-key Employees.

         15.1-9 A "Top-Heavy Year" means a Plan Year in which the Plan is top-heavy .

         15.2 Minimum Contributions. For any Top-Heavy Year, each Employer shall make a special contribution on behalf of each Participant to the extent that the total allocations to his Account pursuant to Section 4 is less than the lesser of (i) four percent of his Compensation for that year, or (ii) the highest ratio of such allocation to Compensation received by any Key Employee for that year. For purposes of the special contribution of this Section 15.2, a Key Employee's Compensation shall include amounts the Key Employee elected to defer under a qualified 401(k) arrangement. Such a special contribution shall be made on behalf of each Participant who is employed by an Employer on the last day of the Plan Year, regardless of the number of his Hours of Service, and shall be allocated to his Account.

         For any Plan Year when (1) the Plan is top-heavy and (2) a Non-key Employee is a Participant in both this Plan and a defined benefit plan included in the plan aggregation group which is top heavy, the sum of the Employer contributions and forfeitures allocated to the Account of each such Non-key Employee shall be equal to at least five percent (5%) of such

Non-key Employee's Compensation for that year.

         15.3 Minimum Vesting. If a Participant's vested interest in his Account is to be determined in a Top-Heavy Year, it shall be based on the following "top-heavy table":


                Vesting                      Percentage of
                 Years                      Interest Vested
                 -----                      ---------------

                   0-2                             0%
                3 or more                        100%


         15.4 Maximum Compensation. For any Top-Heavy Year, a Participant's "Cash Compensation" as defined in Section 4.3, and his "Compensation" for purposes of Section 15.2, shall not exceed $200,000 (or the limit currently in effect under Section 415(d) of the Code).

             FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF ROCKFORD

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                 TRUST AGREEMENT


                             AS ADOPTED AND AMENDED

                             BY FIRST FINANCIAL BANK




                                 TRUST AGREEMENT


                                Table of Contents
                                -----------------

SECTION 1         Definitions.....................................................................................2

SECTION 2         General Duties of the Parties...................................................................3

SECTION 3         Powers and Duties of the Trustee................................................................4

SECTION 4         Settlement of Accounts.........................................................................11

SECTION 5         Duration and Termination of Trust Agreement....................................................13

SECTION 6         Resignation or Removal of Trustee..............................................................14

SECTION 7         Taxes, Expenses and Compensation of Trustee....................................................15

SECTION 8         Fiduciary Responsibilities.....................................................................16

SECTION 9         Miscellaneous..................................................................................17

                                 TRUST AGREEMENT


THIS TRUST AGREEMENT, hereby made and entered into by and between First Federal Savings and Loan Association of Rockford (herein referred to as the "Employer") and WM Trust Company (herein referred to as the "Trustee"),


                                   WITNESSETH


WHEREAS, the Employer heretofore established the First Federal Savings and Loan Association of Rockford Employee Stock Ownership Plan (hereinafter referred to as the "Plan") effective October 2, 1992; and

WHEREAS, effective October 2, 1992, all Plan assets will be held in Trust by WM Trust Company as nondiscretionary Trustee to the Plan; and

WHEREAS, it is the intent of the Parties hereto to establish the Trust Agreement to constitute a part of, and to be administered in conjunction with, the provisions of the Plan as a tax exempt trust under IRC Section 501(a) and it is further intended that the Plan will continue to qualify under IRC Section 401(a);

NOW, THEREFORE, effective September 22, 1992, the Employer and the Trustee hereby establish the Trust as follows:

                                    SECTION 1


                                   DEFINITIONS
                                   -----------


Whenever any term is used in the Trust with the first letter capitalized, it shall have the meaning specified below unless the context clearly indicates the contrary. If such a term is not specified below, then it shall have the meaning specified in the Plan unless the context clearly indicates the contrary. The masculine gender shall include the feminine, and the singular shall include the plural, as the context requires.


1.1 "Anniversary Date" means the last day of the Plan Year. The Plan and Trust year is the twelve (12) month period ending on the last day of the Plan Year.

1.2      "Committee" means the Plan Administrator as defined in the Plan.

1.3      "Employer"   means  First  Federal  Savings  and  Loan  Association  of
         Rockford.

1.4 "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.5 "Fiduciary" means a named fiduciary, as defined in ERISA, and such other fiduciaries as are defined in ERISA and are associated in any manner with the control, management, and administration of the Plan and Trust.

1.6      "IRC" means the Internal Revenue Code of 1986, as amended.

1.7 "Plan" means the First Federal Savings and Loan Association of Rockford Employee Stock Ownership Plan and any amendments thereto.

1.8      "Trust" means the Trust Fund established under this Trust Agreement.

1.9 "Trustee" means WM Trust Company or any successor Trustee appointed by the Employer.

                                    SECTION 2


                          GENERAL DUTIES OF THE PARTIES
                          -----------------------------


2.1 The Employer may appoint a Committee to administer the Plan and shall certify to the Trustee the names and specimen signatures of the members of the Committee acting from time to time. The Employer shall make contributions to the Trust Fund by due action in cash. The Employer shall keep accurate books and records with respect to its employees, their service with the Employer and their compensation. The Employer promises and agrees that so long as the related Plan is in effect, it will file with the Internal Revenue Service and the Department of Labor, at the time and place required, the information provided for in the applicable regulations.

2.2 (a) The Trustee shall hold all acceptable property received by it and consisting of contributions paid pursuant to the provisions of the Plan. The Trust Fund, which shall consist of said contributions, together with the income therefrom, shall be administered by the Trustee pursuant to the terms of this Agreement without distinction between principal and income and without liability for the payment of interest thereon. The Trustee shall have no duty or authority to compute any amount to be paid to it by the Employer, nor shall it be responsible for the collection of any contributions to the Trust Fund.

    (b) Except as otherwise directed by the Committee, the Trustee shall apply cash contributions received from the Employer and all cash dividends received with respect to stock of the Employer held in the Trust Fund, to make payments on all Stock Obligations as defined in the Plan. After all Stock Obligations have been paid in full, such contributions and dividends may be used to purchase stock of the Employer, and may be used to pay brokerage commissions and other reasonable expenses incurred in the connection with such purchase.

                                    SECTION 3

                        POWERS AND DUTIES OF THE TRUSTEE
                        --------------------------------

3.1      Exclusive  Authority  And  Discretion.   The  Trustee  shall  have  the
         exclusive authority and discretion to manage and control the assets of the Trust Fund except where:

    (a) Nondiscretionary Trustee. WM Trust Company shall be a nondiscretionary Trustee. The named fiduciary under the Employer's Plan has the sole responsibility for the management and control of the Employer's Trust Fund, except with respect to a Plan asset under the control of a properly appointed Investment Manager or with respect to a Plan asset properly subject to Participant or Administrative Committee discretion of investment. If the Employer appoints a Custodian or nondiscretionary co-Trustee, the named fiduciary is the discretionary Trustee. If the Employer does not designate in writing another person or persons to serve as named fiduciary, the named fiduciary under the Plan is the president of a corporate Employer, the managing partner of a partnership Employer, or the sole proprietor, as appropriate. The named fiduciary will exercise its management and control of the Trust Fund through its written direction to the nondiscretionary Trustee or to the Custodian, whichever applies to the Employer's Plan. If WM Trust Company is named as a nondiscretionary Trustee only with respect to assets actually delivered to it in such capacity.

    (b) Duties of Nondiscretionary Trustee. WM Trust Company, as nondiscretionary Trustee, has no duty to review or to make recommendations regarding investments made at the written direction of the named fiduciary. WM Trust Company must retain any investment obtained at the written direction of the named fiduciary until further directed in writing by the named fiduciary to dispose of such investment. WM Trust is not liable in any manner or for any reason for making, retaining, or disposing of any investment pursuant to any written direction described in this paragraph. Furthermore, the Employer agrees to indemnify and to hold WM Trust Company harmless from any damages, costs, or expenses, including reasonable counsel fees, which WM Trust Company may incur as a result of any claim asserted against WM Trust Company or the Trust arising out of WM Trust Company's compliance with any written direction described in this paragraph.

    (c) In no event shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan, except to the extent that assets may be returned to the Employer in accordance with the Plan.

3.2 Investment Guidelines. The Administrator shall keep the Trustee informed of any requirements and objectives (including, without limitation, any interest rate assumption) of the Plan which may be pertinent to the Trustee's investment of the Trust Fund by the communication of such requirements and objectives in writing to the Trustee. The Administrator shall also establish investment guidelines and communicate such guidelines in writing to the Trustee. To the maximum extent permitted by ERISA, the Trustee shall be protected in acting upon or complying with such requirements, objectives and guidelines.

3.3      Powers and Duties of the  Trustee.  Subject to Section 3.1 herein,  and
         Section 406 of ERISA, the Trustee shall have full power and authority with respect to any and all property at any time received or held in Trust, to do all such acts, take all such proceedings, and exercise all such rights and privileges, whether herein specifically referred to or not, as could be done, taken, or exercised by the absolute owner of such property including, without in any way limiting or impairing the generality of the foregoing, the following powers and authority:

    (a) Sell or Exchange Assets. To sell for cash or credit, to grant options, to convert, to exchange for any security or other property or otherwise dispose of any security or other property at any time held by Trustee for the Trust Fund.

    To exercise or sell any conversion privileges and/or subscription right and/or call provision or other rights including, but not limited to the exercise of all proxies, rights and warrants appurtenant to any security or other property held at any time by the Trustee in the Trust Fund; to oppose or consent to the reorganization, consolidation, merger, or re-adjustment of the finances of any corporation, company, or association in which the Trust Fund has an interest; to sell, manage, operate, repay, mortgage, pledge, or lease the property of any corporation, company, or association to or from the Trust Fund; to vote or not vote any securities held as part of the Trust Fund and to do any act and to retain any security or other property deemed necessary or advisable in connection with any security or other property at any time held in the Trust Fund.

    (c) General Authority to Borrow. To borrow money for any Trust purpose from any person, unless such borrowing would be a non-exempt "prohibited transaction" as such term is defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, upon such terms and conditions as the Trustee deems proper, with or without giving security, and to obligate the Trust for repayment by encumbering all or a portion of the Trust assets.

    (d) Exempt Loans. Subject to Section 3.6, at the direction of the Committee in accordance with the Plan, the Trustee may (i) borrow money for the purpose of acquiring qualifying employer securities as defined under ERISA;
    (ii) execute any promissory note as the Committee shall direct obligating the Trust Fund in connection therewith; and (iii) pledge or encumber qualifying employer securities acquired with the proceeds of such loan or used as collateral for a prior loan that is paid by the current loan.

    (e) Account Uninvested.  To hold part or all of the Trust Fund uninvested.

    (f) Registration of Assets. To register any security or other property held by the Trustee hereunder in its own name (with or without the addition of words indicating that such asset is held in a fiduciary capacity) or in the name of the nominee, or in bearer form, or such other form that will pass delivery. Trustee may in its sole discretion elect to leave any security or other property in the possession of any other organization.

    (g) Exercising Rights to Assets. Except as otherwise provided in the Plan, to exercise any right (including the right to vote) appurtenant to any security or other property at any time held by the Trustee. The Trustee may exercise such right personally or by general power of attorney or by limited power of attorney.

    (h) Distributions From a Participant's Account. To settle or compromise any claims, debts, or damages due or owing from the Trust Fund or a Participant's Account, provided the Trustee need not take any action if it is not first reimbursed for any fees, expenses, etc. that it anticipates may be incurred if it commences or defends such proceedings. To commence or defend suits or legal proceedings for the Trust Fund or a Participant's Account. Trustee shall be reimbursed for any expenses it incurs in excess of any pre- funded amount pursuant to the terms of Section 7.

    (i) Delegation of Authority. To delegate any right, power or duty hereunder to a suitable agent or counsel and to provide for their reasonable expenses and compensation. Furthermore, Employer and/or Administrator (if different from the Employer) hereby agrees that any and all court costs and attorney's fees awarded by a court shall become the responsibility of the Employer or a Participant's Account with respect to those actions necessary to administer the Trust.

    (j) Lend to Participants. Pursuant to Committee directions, to make loans to a Participant from his Account or Benefits Account (to the extent rollover funds were not the result of contributions made on his behalf during a time when the Participant was an Owner- Employee in a Keogh Plan) if applicable under the terms of the Plan. Notwithstanding the above, no loans may be made to a Participant from the cash values of any insurance contracts held in the Participants' Accounts.

    (k) Blanket Authority. To make, execute, and deliver any and all conveyances, contracts, waivers, releases or other instruments in writing and to do all other acts which it deems necessary or proper for the exercise or accomplishment of any of its foregoing rights, powers and duties.

    (l) Other Accounts. Notwithstanding any other provision of the Plan and/or Trust Agreement without limiting the generality of the authorized investments of the assets held by the Trustee elsewhere protected in the Plan or in this Trust, or under applicable law, all or any part of the assets held by the Trustee may be held or invested in deposits in any trust company, bank or savings and loan (including that of the Trustee if applicable) which bear a reasonable rate of interest, including without limitation, investments in trust savings accounts, certificates of deposit, time certificates or similar investments or deposits.

    (m) Employer Securities. To acquire or hold any security issued by the Employer or an affiliate of the Employer which is a "qualifying employer security" as defined under ERISA, provided that the Trustee may not acquire additional qualifying employer securities if immediately after such acquisition the aggregate fair market value of employer securities exceeds the amount permitted under ERISA or Department of Labor Regulations, as amended from time to time. The Trustee's acquisition or sale of qualifying employer securities from or to any party who is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of IRC Section 4975(e)(2) shall be in accordance with Section 408(e) of ERISA. Any qualifying employer securities held in the Trust Fund shall be valued at fair market value for all purposes of the Plan.

3.4      Combination of Assets of Other Trusts of Plans

    The Trustee may accept and hold, in part or in whole, assets contributed or held under the provisions of any employee benefit plan which has satisfied the applicable requirements of Section 401 of the Code, provided as follows:

    (a) the qualified status of this Plan and this Trust under applicable Sections of the Code will not thereby be affected, and

    (b) accounting records shall be maintained so that the contributions and assets of each separate plan can be identified, and

    (c) the Trustee shall be directed by each separate plan with respect to its separate assets.

3.5      Transfer of Trust Assets to Exempt Investment Fund of Trustee

    (a) Notwithstanding any provisions of this Agreement, if the Trustee shall be a bank, trust company or savings and loan licensed to do business in any state of the United States, it shall have full power and authority to transfer money and other assets of the Trust to itself as trustee of any investment fund or funds consisting exclusively of assets of exempt pension or profit sharing trusts. In such event, said instrument or instruments shall become a part hereof as if fully set forth in length herein. Money and other assets of the trust invested in said fund shall be held and administered by the Trustee strictly in accordance with the terms and under the powers granted in said instrument or instruments. The commingling of money and other assets of qualified trusts in such fund or funds is specifically authorized.

    (b) Pooled and Collective Funds. WM Trust Company acting in a fiduciary capacity may invest and reinvest any assets at any time held in trust hereunder in any of the collective or pooled Funds maintained by WM Trust Company under its Plan of Operation and Declaration of Trust for WM Trust Company Collective Investment Trust and Appendices, or any of its model portfolios (made up of one or more publicly traded mutual funds or other securities) maintained by WM Trust Company, all of which are hereby incorporated by reference. WM Trust Company is hereby authorized to commingle the assets of this Plan with the assets of the funds named above.

3.6      Requirements Regarding Stock Obligations

    Notwithstanding anything herein to the contrary, with respect to any extension of credit to the Trust Fund involving, as a lender or guarantor, an Employer of another "disqualified person" within the meaning of IRC
    Section 4975(e)(2) or a "party in interest" within the meaning of Section 3(14) of ERISA, the following must be satisfied:

    (a) Each loan or installment contract must be primarily for the benefit of Participants and Beneficiaries of the Plan;

    (b) Any interest on a loan or installment contract may not exceed a reasonable rate;

    (c) Proceeds of any loan shall be used only to acquire qualifying employer securities, to repay the loan, or to repay a previous loan meeting these conditions, and the subject of any installment contract shall be only the Trust's purchase of qualifying employer securities;

    (d) Any collateral pledged to a creditor by the Trustee shall consist only of the assets purchased with borrowed funds or received in accordance with an installment contract and the creditor shall have no recourse against the Trust Fund except with respect to the collateral (although the creditor may have recourse against an Employer as guarantor);

    (e) Payments with respect to a loan or installment contract may be made only from those amounts contributed by the Employers to the Trust Fund, from amounts earned on such contributions, and from cash dividends received on unallocated stock held by the Trust as collateral for such an obligation; and

    (f) Upon the payment of any portion of the balance due on a loan or upon any installment payment, a proportionate part of any assets originally pledged as collateral for such indebtedness shall be released from encumbrance in accordance with section 4.2 of the Plan.

3.7      Voting Rights

    Notwithstanding any provisions of this Agreement, all stock of the Employer held in the Trust Fund shall be voted by the Trustee in accordance with the Plan.

3.8      Individual Investment Control

    In the event the Board, by resolution, permits a Participant to direct investment of his Accounts, the Trustee shall deposit all contributions to such Participants in an interest-bearing account. Trustee shall execute each Participant's investment directions in the following manner:

    (a) All investment transactions shall be governed by the current investment procedures as followed by the Trustee.

    (b) In completing the investment directions of a Participant to purchase for his Account, or for the Trust Fund, as applicable, or sell, convey, exchange, transfer, pledge, mortgage, or otherwise dispose of any security or other property held in the Participant's Account or in the Trust Fund, as applicable, it being understood that the responsibility for instituting any of the above transactions rests with the Participant. Trustee shall be responsible only for the disbursing of funds, the receiving of any security or other property and/or the execution of any applicable documents. Trustee's completion of the investment direction shall be accomplished as soon as administratively possible within the constraints of Trustee's operating and administrative procedures.

3.9      No Investment Direction

    In the event individual investment control is permitted by resolution of the Board and the Trustee does not receive any direction from the Participant, the Trustee shall hold and administer the Accounts of such Participant in such other investment fund medium as mutually agreed upon by the Administrator and Trustee.

3.10     Distributions

    The Trustee shall from time to time, on the written direction of the Administrator, make distributions from the Trust to such person or persons that may be specified on such directive. The Trustee shall be under no liability for any distribution made by it pursuant to the directions of the Administrator and shall be under no duty to make inquiry as to whether any distributions directed by the Administrator are made pursuant to the provisions of the Plan and this Section except to the extent required of a prudent co- Fiduciary under ERISA. The Trustee shall not be liable for the proper application of any part of the Trust if distributions are made in accordance with the written direction of the Administrator as herein provided nor shall the Trustee be responsible for the adequacy of the Trust Fund to meet and discharge any and all payments and liabilities under the Plan.

3.11     Limited Indemnification and Authority

    (a) The Employer hereby indemnifies the Trustee against, and agrees to hold the Trustee harmless from, all liabilities and claims (including reasonable attorney's fees and expenses in defending against such liabilities and claims) against the Trustee as a result of any breach of any Fiduciary other than the Trustee, unless the Trustee participates knowingly in such breach through its negligence in performing its own specific fiduciary responsibilities, or has enabled such other Fiduciary to commit a breach of the latter's Fiduciary responsibilities or by its negligence, or willful and intentional nonfeasance, malfeasance or misfeasance enables such other Fiduciary to commit a breach of the latter's Fiduciary responsibilities.

    (b) All persons dealing with the Trustee are released from inquiring into the decisions or authority of the Trustee and from seeing to the application of any funds paid to the Trustee.

                                    SECTION 4


                             SETTLEMENT OF ACCOUNTS
                             ----------------------


4.1 The Trustee shall maintain accurate records and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder, and such records shall be available at all reasonable times to inspection by the Committee, the Employer or any other authorized representative of either.

4.2 The Trustee, at the direction of the Committee, shall submit to the Committee such valuations, reports or other information as the Committee may reasonably require. In any case, the Trust Fund shall be valued by the Trustee in accordance with the terms of the Plan. The fair market value of assets in the Trust shall be determined by the Trustee based upon such sources of information as it may deem reliable including, but not limited to, information reported in (1) newspapers of general circulation, (2) standard financial periodicals or publications, (3) statistical and valuation services, (4) the records of securities exchanges or brokerage firms deemed by the Trustee to be reliable, or any combination thereof. In the event the Trustee considers the method set forth in this Section 4.2 to be impracticable, then the Trustee may employ at the expense of the Trust Fund, two reputable brokers, members of the New York Stock Exchange or any other recognized stock exchange, to appraise such securities for the purpose of obtaining the value of the Trust Fund and for any other purpose necessary to the administration of the Trust Fund. Notwithstanding any other provision to the contrary, in valuing securities issued by the Employer or any of its affiliated companies for any purpose, the Trustee shall determine the fair market value of such stock in good faith and in accordance with regulations promulgated by the Secretary of Labor pursuant to Section 3(18) of ERISA. In making such determination, the Trustee may, in its discretion, obtain the opinions of one or more qualified appraisers who may be employed by the Trustee from time to time at the expense of the Trust Fund. In the absence of fraud or bad faith, the valuation of the Trust by the Trustee shall be conclusive.

4.3 Within sixty (60) days following the close of each Plan year (or following the close of any period as may be agreed upon by the Trustee and Committee), the Trustee shall file with the Committee a written account setting forth a description of all securities and other property purchased and sold, all receipts, disbursements, and other transactions effected by it during such period, and listing the securities and other property held by it at the end of such period, together with the then fair market value thereof.

    The Committee may approve such account by written notice of approval delivered to the Trustee or by failure to express objections to such account delivered to the Trustee in writing within ninety (90) days from the date upon which the account was delivered to the Committee.

    Upon receipt of a written approval of the account, or upon the passage of said period of time within which objections may be filed, without written objections having been delivered to the Trustee, such account shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such account as if such account had been settled and allowed by a decree of a court of competent jurisdiction.

4.4 The Employer or the Committee, or both, at any time may employ the individual or corporation which then is serving as Trustee hereunder as its or their agent to perform any act, keep any records of accounts, or make any computations which are required of the Employer or the Committee by this Agreement or the Plan, and may compensate said individual or corporation therefore, and such employment shall not be deemed to be contrary to or inconsistent with the provisions of this Agreement. Nothing done by said individual or corporation as agent for the Employer or the Committee shall change or increase in any manner its responsibility or liability as Trustee hereunder.

                                    SECTION 5


                   DURATION AND TERMINATION OF TRUST AGREEMENT
                   -------------------------------------------


5.1 It is the intention of the Employer that this Trust and the Plan of which it is a part shall be permanently administered for the benefit of employees and this Trust is, accordingly, irrevocable; but, if changing conditions require, this Agreement and the Trust created hereby may be terminated at any time by the Employer, and upon such termination the Trust shall be distributed by the Trustee as and when directed by the Committee in accordance with the provisions of Section 3. From and after the date of termination of this Agreement and the Trust and until the final distribution of the Trust, the Trustee shall continue to have all powers provided under this Agreement as are necessary and expedient for the orderly liquidation and distribution of the Trust.

5.2 This Agreement may be amended at any time by written agreement of the Employer and the Trustee, provided, however, that such amendment shall not operate to (a) revest the Trust or any part thereof in the Employer, (b) reduce the then accrued benefit or the amount then held for the benefit of any participant in the Plan, (c) cause or effect any discrimination in favor of highly compensated employees, (d) cause any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for, or diverted to, purposes other than for the exclusive benefit of participants and their beneficiaries at any time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries. No reversion shall occur to the Employer except as provided in the Plan document.

                                    SECTION 6


                        RESIGNATION OR REMOVAL OF TRUSTEE
                        ---------------------------------


6.1 The Trustee may resign as Trustee hereunder or may be removed by the Employer. Such resignation or removal may be accomplished at any time upon the giving of sixty (60) days written notice. Upon such resignation or removal, the Employer shall appoint a successor Trustee to whom the Trustee shall transfer all property of the Trust then held by it. Such successor Trustee shall thereupon succeed to all of the powers and duties given to the Trustees by this Agreement.

6.2 Within sixty (60) days of such transfer the resigning or removed Trustee shall render to the Employer an account in the form and manner prescribed for the annual account by Section 4 hereof. Unless the Employer shall within sixty (60) days after the rendering of such account file with the Trustee written objections thereto, the account shall be deemed to have been approved and the trustee shall be released and discharged as to all items, matters and things set forth in such account as if such account had been settled and allowed by a decree of a court of competent jurisdiction.

6.3 In the case where the Trustee dies, or for any reason, is incapable of performing its duties hereunder, the Employer shall appoint a successor Trustee within thirty (30) days of such event. Within sixty (60) days of such appointment the Committee shall render an account as provided at Section 6.2.

                                    SECTION 7


                   TAXES, EXPENSES AND COMPENSATION OF TRUSTEE
                   -------------------------------------------


7.1 The Trustee shall deduct from and charge against the Trust Fund any taxes paid by it which may be imposed upon the Trust Fund or the income thereof or which the Trustee is required to pay with respect to the interest of any person therein.

7.2 The Trustee shall deduct from and charge against the Trust Fund such fees and compensation for performing duties hereunder as agreed to, from time to time, by the Employer and the Trustee, unless paid by the Employer.

                                    SECTION 8


                           FIDUCIARY RESPONSIBILITIES
                           --------------------------


8.1 It is intended that each of the Fiduciaries under the Plan and Trust shall be solely responsible for its acts or omissions. Except to the extent imposed upon other Fiduciary by ERISA, or by any Regulations or Rulings rendered thereunder, no Fiduciary shall have any liability for a breach of fiduciary responsibility of another Fiduciary with respect to the Plan and Trust Agreement unless he participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his negligence in performing his own specific fiduciary responsibilities which give rise to his status as a Fiduciary, he has enabled such other Fiduciary to commit a breach of the latter's fiduciary responsibilities.

                                    SECTION 9


                                  MISCELLANEOUS
                                  -------------


9.1 The Trust will be administered according to the laws of the United States and the State of Washington, and its validity, construction and all rights hereunder shall be governed by the laws of that State to the extent that the latter are not preempted by the former. If any provisions of this Agreement shall be invalid or unenforceable, the remaining provisions thereof shall continue to be fully effective.

9.2 The headings in this instrument have been inserted for convenience of reference only, and are to be ignored in any construction of the provisions thereof.

9.3 No person entitled to any benefit under this Agreement shall have any right to assign, transfer, hypothecate, encumber, commute or anticipate his interest in any benefits under this Trust and such benefits shall not in any way be subject to any legal process or levy of execution upon, or attachment or garnishment proceedings against the same for the payment of any claim against such person, except as required pursuant to a Qualified Domestic Relations Order.

9.4 It is intended that this Trust and the Plan referred to herein qualify as a tax exempt Trust Fund under IRC Sections 401(a) and 501(a).

9.5 This Trust Agreement is effective as of the date executed by the Employer and the Trustee.

9.6 In the event any provision of this Trust Agreement shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof, and this Trust Agreement shall thereafter be construed and enforced as if said illegal or invalid provisions had never been included herein.

9.7 This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the undersigned have caused this Trust Agreement to be executed as of the 22nd day of September, 1992.




EMPLOYER:

First Federal Savings and Loan Association of Rockford



By:  /s/ David A. Ingrassia
     ------------------------


Title:  President/CEO
        ---------------------


Dated:  9/22/92
        ---------------------



TRUSTEE:

WM Trust Company



By:  /s/ Gerry D. Kelley
     -------------------------


Title:  Trust Officer
        ----------------------


Dated:  9/23/92
        ----------------------

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